    As filed with the Securities and Exchange Commission on October 25, 2000

                                             Registration No. 333-13317/811-7843



                     U.S. Securities and Exchange Commission
                              Washington, DC 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



         Pre-Effective Amendment No. ___ Post-Effective Amendment No___
                        (Check appropriate box or boxes)



                Exact Name of Registrant as Specified in Charter:
                            MUTUAL FUND SELECT GROUP

                         Area Code and Telephone Number:
                                 1-800-62-CHASE

                     Address of Principal Executive Offices:
                           1211 Avenue of the Americas
                                   41st Floor
                               New York, NY 10036

                     Name and Address of Agent for Service:

                                  LISA HURLEY
                                   BISYS Fund
                                 Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                   Copies to:

                             CYNTHIA G. COBDEN, ESQ.
                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                             New York, NY 10017-3954

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on November 27, 2000 pursuant to Rule 488 under the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 333-13317/811-7843) pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant's Form 24f-2 for the fiscal year ended October 31, 1999 was filed on January 19, 2000. Pursuant to Rule 429, this Registration Statement relates to the aforesaid Registration Statement on Form N-1A.

                            MUTUAL FUND SELECT GROUP
                                    FORM N-14
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 481(A)

ITEM NO.                                                                        HEADING
PART A

1.   Beginning of Registration Statement and Outside Front
     Cover Page of Prospectus..........................................         Cover Page

2.   Beginning and Outside Back Cover Page
     of Prospectus.....................................................         Table of Contents

3.   Synopsis and Risk Factors.........................................         Summary; Risk Factors

4.   Information About the Transaction.................................         Summary; Information Relating to the Proposed
                                                                                Conversion

5.   Information About the Registrant..................................         Summary; Information Relating to the Proposed
                                                                                Reorganization; Investment Policies; Additional
                                                                                Information About Chase Vista Select Bond Fund

6.   Information About the Company Being Acquired......................         Summary; Information Relating to the Proposed
                                                                                Reorganization; Investment Policies; Additional
                                                                                Information About Chase Income Fund

7.   Voting Information................................................         Summary; Information Relating to Voting Matters

8.   Interest of Certain Persons and Experts...........................         Information Relating to Voting Matters

9.   Additional Information Required for Reoffering by
     Persons Deemed to be Underwriters.................................         Inapplicable

PART B

10.  Cover Page........................................................         Statement of Additional Information; Cover Page

11.  Table of Contents.................................................         Table of Contents

12.  Additional Information............................................         Statement of Additional Information dated
                                                                                December 29, 1999

13.  Additional Information About the Company Being Acquired...........         Inapplicable

14.  Financial Statements..............................................         Financial Statements; Pro Forma Financial Statements

PART C

Items 15-17. Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               CHASE INCOME FUND
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                                              [December 1,] 2000

Dear Shareholder:

    A special meeting of the shareholders of Chase Income Fund, a series of Mutual Fund Investment Trust ("MFIT"), will be held on January 26, 2001 at
9:00 a.m., Eastern time. Formal notice of the meeting appears on the next page, followed by materials regarding the meeting.

    At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of Chase Income Fund into Chase Vista Select Bond Fund, a series of Mutual Fund Select Group ("MFSG") (the "Reorganization"). After the Reorganization, shareholders will hold an interest in Chase Vista Select Bond Fund, which is also advised by The Chase Manhattan Bank ("Chase"). The investment objective and policies for Chase Income Fund are similar to those of Chase Vista Select Bond Fund. MFSG is comprised of 10 portfolios, each managed by Chase, consisting of income and equity funds. In connection with the Reorganization, Chase Vista Select Bond Fund will be renamed
["Chase           Bond Fund."]

    After the proposed Reorganization, your investment would be in a larger combined fund with similar investment policies, allowing the resulting fund to take advantage of the operational and administrative efficiencies that size offers.

    Chase Vista Select Bond Fund has also entered into a plan of reorganization with Chase Vista Bond Fund, a series of Mutual Fund Group with identical investment objectives and policies to Chase Vista Select Bond Fund. If that reorganization (the "Vista Reorganization") is approved by the shareholders of Chase Vista Bond Fund and certain other conditions are met, Chase Vista Bond Fund will be reorganized into Chase Vista Select Bond Fund. The terms of the Vista Reorganization are similar to the terms of the Reorganization you are being asked to consider. If both reorganizations are approved, your investment would be in a larger combined fund containing the assets of all three funds.

    The current investment adviser for both Chase Income Fund and Chase Vista Select Bond Fund is Chase. The sub-adviser for Chase Vista Select Bond Fund is Chase Fleming Asset Management (USA) Inc. ("CFAM"). There is no sub-adviser for Chase Income Fund; however, the two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio.

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization, the Vista Reorganization and a comparison of Chase Income Fund and MFIT to Chase Vista Select Bond Fund and MFSG. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by Chase Income Fund, MFIT, Chase Vista Select Bond Fund, MFSG or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive shares of Chase Vista Select Bond Fund.

    The Proposal has been carefully reviewed by the Board of Trustees of MFIT, which has approved the Proposal.

    THE BOARD OF TRUSTEES OF MFIT UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

    Attached to this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-5-CHASE-0.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, November 10, 2000. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on January 26, 2001.

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                                    Sincerely,

                                                    /s/ Fergus Reid

                                                    Fergus Reid
                                                    Chairman

    SPECIAL NOTE: You may receive a telephone call from us to answer any questions you may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed to increase operational and administrative efficiencies by combining two funds which have similar investment policies and which are managed by the same portfolio management team.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    Under the Reorganization, Chase Income Fund would transfer all of its assets and liabilities to Chase Vista Select Bond Fund and would receive, in exchange, shares of Chase Vista Select Bond Fund. Chase Income Fund would then be liquidated and the shares of Chase Vista Select Bond Fund would be distributed to shareholders such as you. After the Reorganization, you would own shares in Chase Vista Select Bond Fund rather than Chase Income Fund. Holders of Investor Class Shares would receive Class A Shares in Chase Vista Select Bond Fund and holders of Premier Class Shares would receive Institutional Class Shares in Chase Vista Select Bond Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    Chase Vista Select Bond Fund has similar investment objectives and policies to those of the Chase Income Fund. However, Chase Vista Select Bond Fund must invest at least 65% of its total assets in debt securities with at least an "A" rating, whereas Chase Income Fund is not required to invest a certain percentage of its assets in "A" rated securities. Neither Fund may invest in debt securities below investment grade. Also, Chase Income Fund may invest up to 30% of its total assets in foreign securities, whereas Chase Vista Select Bond Fund is not limited to a certain percentage of investments in foreign securities. Chase Income Fund has an average portfolio maturity of between 5 and 15 years, and its securities will usually have a maturity of greater than one year. Conversely, there is no restriction on the maturity of Chase Vista Select Bond Fund's portfolio or on any individual security in the portfolio. The Reorganization is not intended to have any immediate significant impact on the investment strategy implemented in respect of your investment.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    The contractual (or pre-waiver) and actual (or post-waiver) total expense ratios are expected to be the same or less for Chase Vista Select Bond Fund than they are for the Chase Income Fund. If an increase does arise, Chase has committed to waive fees payable to it and reimburse expenses so that the total expense ratio will remain the same for at least one year after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    The same portfolio management team which manages the day-to-day investment activities of Chase Income Fund also manages Chase Vista Select Bond Fund.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by Chase and not by either Chase Income Fund or Chase Vista Select Bond Fund (or shareholders of either fund).

HOW WILL SHAREHOLDER SERVICES CHANGE?

    Substantially similar services are available to shareholders of both Chase Income Fund and Chase Vista Select Bond Fund. You would continue to be able to purchase or redeem your investment on a daily basis.

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive shares in Chase Vista Select Bond Fund.

HOW WOULD THE PROPOSED VISTA REORGANIZATION AFFECT MY INVESTMENT IF IT IS APPROVED BY THE SHAREHOLDERS OF CHASE VISTA BOND FUND?

    If the Vista Reorganization is approved and certain other conditions are met, the assets and liabilities of Chase Vista Bond Fund would become the assets of Chase Vista Select Bond Fund, and the shareholders of Chase Income Fund would receive shares of Chase Vista Select Bond Fund. Therefore, if both reorganizations are approved, your investment would be in a larger fund that contains the assets of all three funds. There can be no assurance that the Vista Reorganization will be consummated.

AS A HOLDER OF SHARES OF CHASE INCOME FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                               CHASE INCOME FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 26, 2001

To the Shareholders of Chase Income Fund:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders
("Shareholders") of Chase Income Fund ("Chase Income Fund"), a series of Mutual Fund Investment Trust ("MFIT"), will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and between MFIT, on behalf of Chase Income Fund, and Mutual Fund Select Group ("MFSG"), on behalf of Chase Vista Select Bond Fund, and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of Chase Income Fund to Chase Vista Select Bond Fund, a series of MFSG in exchange for (i) Class A Shares of Chase Vista Select Bond Fund (the "Class A Shares") and (ii) Institutional
          Class Shares of Chase Vista Select Bond Fund ("Institutional
          Class Shares" and together with the Class A Shares, the "Chase Vista Select Bond Fund Shares"), as applicable; and (b) the distribution of such Chase Vista Select Bond Fund Shares to the Shareholders of Chase Income Fund in connection with its liquidation.

 ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

         YOUR FUND TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ITEM 1.

    The proposal is described in the attached Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on November 10, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF MFIT. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO CHASE INCOME FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               /s/ Lisa M. Hurley
                                               Lisa M. Hurley
                                               Secretary

    [December 1,] 2000

                      COMBINED PROSPECTUS/PROXY STATEMENT
                            DATED [DECEMBER 1,] 2000

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                               CHASE INCOME FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                (800) 5-CHASE-0

                        BY AND IN EXCHANGE FOR SHARES OF
                         CHASE VISTA SELECT BOND FUND,
                      A SERIES OF MUTUAL FUND SELECT GROUP
                          1211 AVENUE OF THE AMERICAS
                                   41ST FLOOR
                            NEW YORK, NEW YORK 10036
                                 (800) 62-CHASE

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of Chase Income Fund ("Chase Income Fund"), a series of Mutual Fund Investment Trust ("MFIT"), into Chase Vista Select Bond Fund ("Chase Vista Select Bond Fund"), a series of Mutual Fund Select Group ("MFSG"). If approved by Shareholders, the proposed reorganization would be effected by transferring all of the assets and liabilities of Chase Income Fund, which is a series of MFIT, to Chase Vista Select Bond Fund, a series of MFSG having similar investment objectives and policies to those of Chase Income Fund, in exchange for shares of Chase Vista Select Bond Fund (the "Reorganization"). MFIT and MFSG are both open-end management investment companies offering shares in several portfolios, and, in most cases, multiple classes of shares in each such portfolio. In connection with the Reorganization, the Chase Vista Select Bond
Fund will be renamed ["Chase           Bond Fund."]

    Under the proposed Reorganization, each shareholder of Chase Income Fund (the "Chase Income Fund Shareholders") would receive shares (the "Chase Vista Select Bond Fund Shares") of Chase Vista Select Bond Fund with a value equal to such Chase Income Fund Shareholder's holdings in Chase Income Fund. Holders of Investor Class Shares would receive Class A Shares (the "Class A Shares") in Chase Vista Select Bond Fund and holders of Premier Class Shares would receive Institutional Class Shares (the "Institutional Class Shares") in Chase Vista Select Bond Fund. Therefore, as a result of the proposed Reorganization, current Chase Income Fund Shareholders will become shareholders of Chase Vista Select Bond Fund ("Chase Vista Select Bond Fund Shareholders"). In connection with the Reorganization, Chase Vista Select Bond Fund will implement a new multi-class structure under which it will offer Class A, Class B and Institutional
Class Shares.

    Chase Vista Select Bond Fund has also entered into a plan of reorganization with Chase Vista Bond Fund, a series of Mutual Fund Group with identical investment objectives and policies to Chase Vista Select Bond Fund. If that reorganization (the "Vista Reorganization") is approved by the shareholders of Chase Vista Bond Fund and certain other conditions are met, Chase Vista Select Bond Fund would also acquire the assets and liabilities of Chase Vista Bond Fund in exchange for Chase Vista Select Bond Fund Shares. The terms of the Vista Reorganization are similar to the terms of the Reorganization you are being asked to consider. If both reorganizations are approved, your investment would be in a larger combined fund containing the assets of all three funds. There can be no assurance that the Vista Reorganization will be consummated.

    MFIT is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and currently has 11 series of mutual fund portfolios. MFSG is registered as an open-end management investment company under the 1940 Act and currently has 10 series of mutual fund portfolios. The Chase Manhattan Bank ("Chase") currently serves as investment adviser for both Chase Income Fund and Chase Vista Select Bond Fund. Chase Fleming Asset Management (USA) Inc. ("CFAM") serves as sub-adviser for Chase Vista Select Bond Fund. There is no sub-adviser for Chase Income Fund. The two Funds are managed by the same portfolio management team. After the Reorganization, this team will continue to be responsible for the day-to-day investment decisions for your portfolio. Prior to August 1, 2000, Chase Bank of Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Income Fund and employed the same portfolio management team as CFAM. On August 1, 2000, Chase Texas became part of Chase through an unrelated reorganization.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") between MFIT, on behalf of Chase Income Fund, and MFSG, on behalf of Chase Vista Select Bond Fund, attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees of MFIT is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, at which meeting shareholders in Chase Income Fund will be asked to consider and approve the proposed Reorganization Plan and certain transactions contemplated by the Reorganization Plan. This Combined Prospectus/Proxy Statement constitutes the proxy statement of Chase Income Fund for the meeting of its Shareholders and also constitutes MFSG's prospectus for Chase Vista Select Bond Fund Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about MFIT and MFSG that a prospective investor should know before voting on the Proposal. The current prospectuses for Chase Income Fund and Chase Vista Select Bond Fund are incorporated herein by reference and are enclosed with this Combined Prospectus/Proxy Statement. A statement of additional information relating to this Combined Prospectus/Proxy Statement dated [December 1,] 2000 (the "Statement of Additional Information") containing additional information about MFIT and MFSG has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information may be obtained without charge by writing to MFIT at its address noted above or by calling 1-800-5-CHASE-0.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about [December 1,] 2000.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/ PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY MFIT OR MFSG.

    INVESTMENTS IN CHASE VISTA SELECT BOND FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN CHASE VISTA SELECT BOND FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK OR ANY OF ITS AFFILIATES AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
SUMMARY...........................................     1
RISK FACTORS......................................     6
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     7
INVESTMENT POLICIES...............................    10
PURCHASES, REDEMPTIONS AND EXCHANGES..............    13
DISTRIBUTIONS AND TAXES...........................    16
COMPARISON OF CHASE INCOME FUND'S AND CHASE VISTA
 SELECT BOND FUND'S ORGANIZATION STRUCTURES.......    16
INFORMATION RELATING TO THE ADVISORY CONTRACTS....    18
BOARD OF TRUSTEES.................................    21
INFORMATION RELATING TO VOTING MATTERS............    23
ADDITIONAL INFORMATION ABOUT MFIT.................    24
ADDITIONAL INFORMATION ABOUT MFSG.................    24
FINANCIAL STATEMENTS AND EXPERTS..................    25
OTHER BUSINESS....................................    25
LITIGATION........................................    25
SHAREHOLDER INQUIRIES.............................    25

                                  INTRODUCTION

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of Chase Income Fund, a portfolio of Mutual Fund Investment Trust ("MFIT"), an open-end management investment company, in connection with the solicitation by the Board of Trustees of MFIT (the "MFIT Board") of proxies to be used at a Special Meeting of Shareholders of Chase Income Fund to be held on January 26, 2001 at 9:00 a.m., Eastern time, at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643 (together with any adjournments thereof, the "Meeting"). It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about [December 1], 2000.

    At the Meeting, Chase Income Fund shareholders (the "Chase Income Fund Shareholders") will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated October 31, 2000 between MFIT, on behalf of Chase Income Fund, and MFSG, on behalf of Chase Vista Select Bond Fund ("Chase Vista Select Bond Fund," together with Chase Income Fund, the "Funds"), pursuant to which all of the assets and liabilities of Chase Income Fund will be transferred to Chase Vista Select Bond Fund in exchange for Shares ("Chase Vista Select Bond Fund Shares") of Chase Vista Select Bond Fund. As a result of this transaction (the "Reorganization"), Chase Income Fund Shareholders will become shareholders of Chase Vista Select Bond Fund and will receive Chase Vista Select Bond Fund Shares equal in value to their holdings in Chase Income Fund on the date of the Reorganization. Holders of Investor
Class Shares in Chase Income Fund would receive Class A Shares ("Class A Shares") in Chase Vista Select Bond Fund and holders of Premier Class Shares in Chase Income Fund would receive Institutional Class Shares ("Institutional
Class Shares") in Chase Vista Select Bond Fund. In connection with the Reorganization, Chase Vista Select Bond Fund will be renamed ["Chase
Bond Fund."] Further information relating to Chase Vista Select Bond Fund is set forth herein. The proposed Reorganization is occasionally referred to herein as the "Proposal."

                THE MFIT BOARD HAS RECOMMENDED THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL.

    Approval of the Reorganization Plan by Chase Income Fund requires the affirmative vote of the lesser of (i) 67% or more of the Chase Income Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Income Fund Shares. If the Reorganization Plan is not approved by Chase Income Fund Shareholders, the MFG Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information in respect of the Chase Vista Select Bond Fund Shares, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A. Chase Income Fund's and Chase Vista Select Bond Fund's Semi-Annual Reports to Shareholders and their Annual Reports to Shareholders are enclosed with this Combined Prospectus/Proxy Statement.

PROPOSED TRANSACTION

    Pursuant to the proposed Reorganization Plan, Chase Income Fund, an existing series of MFIT, will transfer all of its assets and liabilities to Chase Vista Select Bond Fund in exchange for shares of Chase Vista Select Bond Fund, a series of MFSG.

    Under the proposed Reorganization, each Chase Income Fund Shareholder would receive a number of Chase Vista Select Bond Fund Shares with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Chase Income Fund Shares on such date. Therefore, following the proposed Reorganization, Chase Income Fund Shareholders will be Chase Vista Select Bond Fund Shareholders.

    The MFSG Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; and the fact that the Reorganization would constitute a tax-free reorganization.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of Chase Vista Select Bond Fund both before and after the Reorganization, and in consideration of the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the MFIT Board and the MFSG Board, including a majority of each Board's members who are not "interested persons" within the meaning of the 1940 Act, have each determined that the proposed Reorganization is in the best interests of each Fund's respective shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

INVESTMENT ADVISERS

    The investment adviser to both Chase Income Fund and Chase Vista Select Bond Fund is The Chase Manhattan Bank ("Chase"). Chase is a wholly-owned subsidiary of The Chase Manhattan Corporation. In addition, Chase Fleming Asset Management
(USA) Inc. ("CFAM"), a wholly-owned subsidiary of Chase, serves as the sub-investment adviser to Chase Vista Select Bond Fund pursuant to an agreement with Chase and manages the Fund on a day-to-day basis. There is no sub-investment adviser to Chase Income Fund. The same portfolio management team which manages the Chase Income Fund manages and will continue to manage the Chase Vista Select Bond Fund. Prior to August 1, 2000, Chase Bank of
Texas, N.A. ("Chase Texas") was the sub-adviser for Chase Income Fund and employed the same portfolio management team as CFAM. On August 1, 2000, Chase Texas became part of Chase through an unrelated reorganization. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Select Bond Fund and Chase Income Fund.

REASONS FOR THE REORGANIZATION

    The MFIT Board and MFSG Board decided to reorganize Chase Income Fund into Chase Vista Select Bond Fund to increase operational and administrative efficiencies, since the two funds have similar objectives and policies and are managed by the same portfolio management team. In addition, Chase Income Fund Shareholders will have a greater variety of investment opportunities available since they can exchange Chase Vista Select Bond Fund Shares for shares in other Chase Vista funds at net asset value, subject to certain restrictions described in this Combined Prospectus/Proxy Statement.

VISTA REORGANIZATION

    Chase Vista Select Bond Fund has also entered into a plan of reorganization with Chase Vista Bond Fund, a series of Mutual Fund Group. If that reorganization (the "Vista Reorganization") is approved by the shareholders of Chase Vista Bond Fund and certain other conditions are met, Chase Vista Select Bond Fund would also acquire the assets and liabilities of Chase Vista Bond Fund in exchange for Chase Vista Select Bond Fund Shares. The terms of the Vista Reorganization are similar to the terms of the Reorganization you are being asked to consider. If both reorganizations are approved, your investment would be in a larger combined fund containing the assets of all three funds. There can be no assurance that the Vista Reorganization will be consummated.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett, counsel to MFIT, will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to Chase Income Fund, Chase Vista Select Bond Fund or their respective shareholders. The holding period and tax basis of Chase Vista Select Bond Fund Shares will be the same as the holding period and tax cost basis of the shareholder's shares of Chase Income Fund. In addition, the holding period and tax basis of those assets owned by Chase Income Fund transferred to Chase Vista Select Bond Fund will be identical for Chase Income Fund. See "Information Relating to the Proposed Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of Chase Vista Select Bond Fund is to provide as high a level of income as is consistent with reasonable risk. Similarly, the investment objective of Chase Income Fund is to invest in securities that earn a high level of current income, while also considering safety of principal.

    The investment policies of Chase Vista Select Bond Fund are similar to those of Chase Income Fund. However, there are certain important differences. Chase Vista Select Bond Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, Chase Vista Select Bond Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors
Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. These include unrated securities of comparable quality. Under normal market conditions, Chase Income

Fund will invest at least 70% of its total assets in debt securities, but is not required to invest a set percentage of its assets in "A" rated securities.

    Chase Vista Select Bond Fund may make substantial investments in foreign debt securities. On the other hand, Chase Income Fund may only invest up to 30% of its total assets in foreign securities.

    There is no restriction on the maturity of Chase Vista Select Bond Fund's portfolio or on any individual security in the portfolio. On the other hand, the average portfolio maturity of Chase Income Fund is between five and 15 years and portfolio securities usually will have a maturity of greater than one year.

ADDITIONAL TRUST PORTFOLIOS

    In addition to Chase Vista Select Bond Fund, MFSG currently offers nine additional portfolios:

Select Balanced Fund                                          Select Large Cap Growth Fund
Select Equity Income Fund                                     Select New Growth Opportunities Fund
Select Intermediate Bond Fund                                 Select Short Term Bond Fund
Select International Equity Fund                              Select Small Cap Value Fund
Select Large Cap Equity Fund

    Detailed descriptions of each MFSG portfolio can be found in the MFSG prospectuses and Statement of Additional Information. MFSG may add or subtract additional portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

    In addition to Chase Income Fund, MFIT currently offers ten additional portfolios:

Balanced Fund                                                 Intermediate Bond Fund
Core Equity Fund                                              Money Market Fund
Equity Growth Fund                                            Short-Intermediate Term U.S. Government Securities Fund
Equity Growth Fund II                                         Small Capitalization Fund
Equity Income Fund                                            U.S. Government Securities Fund

    Detailed descriptions of each MFIT portfolio can be found in the MFIT prospectuses and Statement of Additional Information. MFIT may add or subtract additional portfolios from time to time in the future. However, in connection with other concurrent reorganizations, it is anticipated that some of these portfolios will be liquidated.

PRINCIPAL RISKS OF INVESTING IN CHASE VISTA SELECT BOND FUND

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Select Bond Fund. These investment risks, in general, are those typically associated with investing in a managed portfolio of debt securities. In particular, the value of shares of the Fund will be influenced by the performance and credit quality of the companies selected for the Fund's portfolio. The value of fixed-income securities tends to fall when prevailing interest rates rise. This drop in value could be worse if a fund is investing in debt securities with longer maturities. In addition, investments in mortgage-related securities could lead the value of a fund to change more often and to a greater degree than if the fund did not buy mortgage-related securities. In addition, the Fund may invest a substantial portion of its assets in foreign investments, which are subject to certain special risks.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

  ADVISORY SERVICES

    The investment adviser for both Chase Income Fund and Chase Vista Select Bond Fund is Chase. Chase oversees the asset management and administration of both Chase Income Fund and Chase Vista Select Bond Fund. As compensation for its services, Chase receives a management fee from each of Chase Income Fund and Chase Vista Select Bond Fund at an annual rate of 0.50% and 0.30%, respectively, of their respective average daily net assets. A portion of the fee generated with respect to Chase Vista Select Bond Fund is used to pay CFAM, the Fund's sub-adviser.

    Pursuant to the terms of advisory agreements between Chase and MFIT and between Chase and MFSG (each, an "Advisory Agreement"), Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of Chase Income Fund, subject to the general supervision of the MFIT Board, and Chase Vista Select Bond Fund, subject to the general supervision of the MFSG Board. Pursuant to an investment sub-advisory agreements between Chase and CFAM (the "Subadvisory Agreement"), Chase delegates certain of these responsibilities to CFAM with respect to Chase

Vista Select Bond Fund. For sub-advisory services rendered to Chase Vista Select Bond Fund, CFAM is entitled to receive from Chase an annual fee of 0.15% of the Fund's average net assets.

    It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser Chase Vista Select Bond Fund.

 OTHER SERVICES

    Vista Fund Distributors, Inc. ("VFD"), a wholly-owned, indirect subsidiary of BISYS Fund Services, Inc. ("BISYS") is the distributor for Chase Vista Select Bond Fund. CFD Fund Distributors, Inc. ("CFD"), another wholly-owned indirect subsidiary of BISYS, is the distributor for Chase Income Fund. VFD and CFD are unaffiliated with Chase. [In connection with the Reorganization, VFD will change
its name to Chase           Fund Distributors, Inc.]

    Chase serves as administrator, fund accountant and custodian for both Chase Income Fund and Chase Vista Select Bond Fund. The services provided by Chase include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, Chase is responsible for the daily safekeeping of securities and cash held by both Chase Income Fund and Chase Vista Select Bond Fund.

    PricewaterhouseCoopers LLP ("PwC") serves as both Chase Income Fund's and Chase Vista Select Bond Fund's independent accountants, auditing and reporting on the annual financial statements of each Fund and preparing each Fund's federal income tax returns. PwC also performs other professional accounting, auditing, tax and advisory services when MFIT or MFSG engages it to do so.

ORGANIZATION

    Each of MFIT and MFSG is organized as a Massachusetts business trust. Chase Income Fund is organized as a series of MFIT and Chase Vista Select Bond Fund is organized as a series of MFSG.

PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for making purchases, redemptions and exchanges of shares of Chase Vista Select Bond Fund are similar to those with respect to shares of Chase Income Fund.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by each of Chase Income Fund and Chase Vista Select Bond Fund that reflect current expense arrangements, (ii) estimated fees and expenses on a pro forma basis for Chase Vista Select Bond Fund after giving effect to the proposed Reorganization but without giving effect to the proposed Vista Reorganization and (iii) estimated fees and expenses on a pro forma basis for Chase Vista Select Bond Fund after giving effect to both the proposed Reorganization and the proposed Vista Reorganization. Under the proposed Reorganization, holders of Investor Class Shares in Chase Income Fund would receive Class A Shares in Chase Vista Select Bond Fund, and holders of Premier Class Shares in Chase Income Fund would receive Institutional Class Shares in Chase Vista Select Bond Fund. SHAREHOLDERS RECEIVING CLASS A SHARES WILL NOT PAY A SALES LOAD ON SHARES RECEIVED IN THE REORGANIZATION OR ON ADDITIONAL CLASS A SHARES THEY BUY IN THE FUTURE.

    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current holders of Chase Income Fund are anticipated to be the same or less following the Reorganization. In addition, Chase has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for at least one year.

                                         CHASE INCOME FUND(a)
                                     ----------------------------  CHASE VISTA
                                       INVESTOR        PREMIER     SELECT BOND
                                     CLASS SHARES   CLASS SHARES   FUND SHARES
                                     -------------  -------------  -----------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR
  INVESTMENT)                          None           None          None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM
  FUND ASSETS)
Management Fees                           0.50%          0.50%        0.30%
Distribution (12b-1) Fees                 0.25%       None          None
Other Expenses                            0.67%          0.42%        0.45%
Total Annual Fund Operating
  Expenses                                1.42%          0.92%        0.75%

                                          CHASE VISTA SELECT BOND FUND(b)
                                ----------------------------------------------------
                                 PRO FORMA WITHOUT VISTA      PRO FORMA WITH VISTA
                                      REORGANIZATION             REORGANIZATION
                                --------------------------  ------------------------
                                             INSTITUTIONAL             INSTITUTIONAL
                                  CLASS A        CLASS       CLASS A       CLASS
                                  SHARES        SHARES       SHARES       SHARES
                                -----------  -------------  ---------  -------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)--Maximum
  Sales Charge (Load) when you
  buy shares, shown as % of
  the offering price                4.50%       None           4.50%      None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fees                     0.30%          0.30%       0.30%         0.30%
Distribution (12b-1) Fees           0.25%       None           0.25%      None
Other Expenses                      0.63%          0.45%       0.63%         0.45%
Total Annual Fund Operating
  Expenses                          1.18%          0.75%       1.18%         0.75%

(a) The actual Management Fees for Chase Income Fund are expected to be 0.33%, the actual Distribution Fees for Investor Class shares are expected to be 0.00%, and Total Annual Fund Operating Expenses for Investor and Premier Class shares are not expected to exceed 1.00% and 0.75%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

(b) The actual Distribution Fees for Class A shares of Chase Vista Select Bond Fund, subsequent to the Reorganization (both with and without the Vista Reorganization), are expected to be 0.00%, the actual Other Expenses for Class A and Institutional Class shares are expected to be 0.45% and 0.30%, respectively, and Total Annual Fund Operating Expenses for Class A and Institutional Class shares are not expected to exceed 0.75% and 0.60%, respectively. That is because Chase and some of the other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - you invest $10,000;

    - you sell all of your shares at the end of the period;

    - your investment has a 5% return each year; and

    - each Fund's operating expenses are not waived and remain the same as shown above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
CHASE INCOME FUND
  INVESTOR CLASS SHARES         $ 145    $ 449   $   776  $ 1,702
  PREMIER CLASS SHARES          $  94    $ 293   $   509  $ 1,131
CHASE VISTA SELECT BOND FUND    $  77    $ 240   $   417  $   930
PRO FORMA CHASE VISTA SELECT
  BOND FUND WITHOUT VISTA
  REORGANIZATION
  CLASS A SHARES*               $ 565    $ 808   $ 1,070  $ 1,817
  CLASS A SHARES (WITHOUT
    SALES CHARGE)               $ 120    $ 375   $   649  $ 1,432
  INSTITUTIONAL CLASS SHARES    $  77    $ 240   $   417  $   930
PRO FORMA CHASE VISTA SELECT
  BOND FUND WITH VISTA
  REORGANIZATION
  CLASS A SHARES*               $ 565    $ 808   $ 1,070  $ 1,817
  CLASS A SHARES (WITHOUT
    SALES CHARGE)               $ 120    $ 375   $   649  $ 1,432
  INSTITUTIONAL CLASS SHARES    $  77    $ 240   $   417  $   930

-------------------

  * Assumes sales charge is deducted when shares are purchased. Shareholders who receive Class A Shares as a result of the proposed reorganization will not be charged a sales load.

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in Chase Vista Select Bond Fund. Chase Vista Select Bond Fund has investment policies and investment restrictions similar to Chase Income Fund. Therefore, there should be similarities between the risk factors associated with Chase Vista Select Bond Fund and Chase Income Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of Chase Vista Select Bond Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Chase Vista Select Bond Fund.

    The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

    The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

    When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

    Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

    The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

    Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

    Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

    The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

    Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

    If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

    Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.

    Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

    If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of Chase Income Fund will be transferred to and assumed by Chase Vista Select Bond Fund. In exchange for the transfer of the assets, and the assumption of the liabilities, of Chase Income Fund, MFSG will issue at the Effective Time of the Reorganization full and fractional (a) Class A Shares of Chase Vista Select Bond Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Class A Shares of Chase Income Fund, and
(b) Institutional Class Shares of Chase Vista Select Bond Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding Premier Class Shares of Chase Income Fund, in each case as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that Chase Income Fund will declare a dividend or dividends prior to the Effective Time of the

Reorganization which, together with all previous dividends, will have the effect of distributing to the Chase Income Fund Shareholders all undistributed net investment income earned and net capital gains realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of Chase Income Fund by Chase Vista Select Bond Fund, Chase Income Fund will distribute Chase Vista Select Bond Fund Shares received from MFSG to the Chase Income Fund Shareholders in liquidation of Chase Income Fund. Each Chase Income Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Class A Shares or Institutional Class Shares, as the case may be, with a total net asset value equal to the net asset value of their Chase Income Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of Chase Income Fund.

    Chase Vista Select Bond Fund expects to maintain most of the portfolio investments of Chase Vista Bond Fund in light of the similar investment policies of Chase Income Fund and the strategies of its investment adviser.

    After the Reorganization all of the issued and outstanding shares of Chase Income Fund Shares will be canceled on the books of Chase Income Fund and the stock transfer books of Chase Income Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Chase Income Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on February 19, 2001 or such other date as is agreed to by the parties.

    The expenses of Chase Income Fund and Chase Vista Select Bond Fund in connection with the Reorganization will be borne by Chase.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their fund's shareholders.

BOARD CONSIDERATIONS

    In its consideration and approval of the Reorganization at meetings held on October 24, 2000, the MFIT Board considered and discussed the future of Chase Income Fund and how to best serve the Chase Income Fund Shareholders' interests. The Trustees discussed the size of Chase Income Fund's investment portfolio (approximately $64 million as of August 31, 2000) and the increasing advantages of reorganizing Chase Income Fund into Chase Vista Select Bond Fund. The Trustees reviewed the Proposal. After discussions, it was decided to pursue the Reorganization with Chase Vista Select Bond Fund.

    In considering the Reorganization, the Trustees noted that all Chase Vista Select Bond Fund Shareholders wishing to invest in other types of funds would be able to exchange into other Chase Vista funds without being charged a front-end sales charge. In its consideration and approval of the Reorganization, the MFIT Board considered, among other things: the terms of the Reorganization Plan; a comparison of each fund's historical and projected expense ratios; the comparative investment performance of Chase Income Fund and Chase Vista Select Bond Fund; the effect of such Reorganization on Chase Income Fund and its shareholders; the fact that the day-to-day portfolio management would be unchanged by the Reorganization; the investment advisory services supplied by Chase and its affiliates; the management and other fees payable by Chase Vista Select Bond Fund; the similarities and differences in the investment objective and policies of the Funds; the opportunity to combine Chase Income Fund with Chase Vista Select Bond Fund in an effort to realize operational and administrative efficiencies; the recommendations of Chase with respect to the proposed Reorganization; and the fact that the Reorganization would constitute a tax-free reorganization.

    After considering the foregoing factors, together with such information as they believed to be relevant, the MFIT Board determined that the proposed Reorganization is in the best interests of Chase Income Fund and that the interests of the Chase Income Fund Shareholders would not be diluted as a result of the Reorganization and approved the Reorganization Plan and directed that the Reorganization Plan be submitted to the Chase Income Fund Shareholders for approval.

    The MFSG Board considered the proposed Reorganization from the perspective of Chase Vista Select Bond Fund. The MFSG Board considered, among other things: the terms of the Reorganization Plan; the opportunity to combine the two Funds in an effort to realize operational and administrative efficiencies; and the fact that the Reorganization would constitute a tax-free reorganization. Based upon its evaluation of the relevant information provided to it, and in light of its fiduciary duties under federal and state law, the MFSG Board determined that
(i) the proposed Reorganization is in the best interests of the shareholders of Chase Vista Select Bond Fund and (ii) the interests of Chase Vista Select Bond Fund's Shareholders would not be diluted as a result of the Reorganization.

    After considering the foregoing factors, together with such other information as it believed to be relevant, the MFSG Board approved the Reorganization Plan.

                  THE MFIT BOARD RECOMMENDS THAT SHAREHOLDERS
                            VOTE "FOR" THE PROPOSAL.

    The MFIT Board has not determined what action Chase Income Fund will take in the event shareholders fail to approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that MFIT receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of Chase Income Fund to Chase Vista Select Bond Fund in exchange for Chase Vista Select Bond Fund Shares and the liquidating distributions to Shareholders of Chase Vista Select Bond Fund Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, Chase Income Fund and Chase Vista Select Bond Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Chase Income Fund as a result of such transaction; (iii) no gain or loss will be recognized by Chase Vista Select Bond Fund as a result of such transaction;
(iv) no gain or loss will be recognized by the Chase Income Fund Shareholders on the distribution to Chase Income Fund Shareholders of the Chase Vista Select Bond Fund Shares in exchange for their Chase Income Fund Shares; (v) the aggregate basis of Shares of Chase Vista Select Bond Fund received by a Shareholder of Chase Income Fund will be the same as the aggregate basis of such Chase Income Fund Shareholder's Chase Income Fund Shares immediately prior to the Reorganization; (vi) the basis of Chase Vista Select Bond Fund in the assets of Chase Income Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of Chase Income Fund immediately before such transaction; (vii) a Chase Income Fund Shareholder's holding period for Chase Vista Select Bond Fund Shares will be determined by including the period for which each Chase Income Fund Shareholder held Chase Income Fund Shares exchanged therefor, provided that the Shareholder held such Shares in Chase Income Fund Shares as a capital asset; and (viii) Chase Vista Select Bond Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by Chase Income Fund.

    MFIT has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because Chase Income Fund will be combined with Chase Vista Select Bond Fund in the Reorganization, the total capitalization of Chase Vista Select Bond Fund after the Reorganization is expected to be greater than the current capitalization of Chase Income Fund. Also, if the Vista Reorganization is approved, the total capitalization of Chase Vista Select Bond Fund will be even greater. The following table sets forth as of [August 31], 2000: (i) the capitalization of Chase Income Fund; (ii) the capitalization of Chase Vista Select Bond Fund; (iii) the pro forma capitalization of Chase Vista Select Bond

Fund as adjusted to give effect to the proposed Reorganization but not the proposed Vista Reorganization; and (iv) the pro forma capitalization of Chase Vista Select Bond Fund as adjusted to give effect to both the proposed Reorganization and the proposed Vista Reorganization. There is, of course, no assurance that the Reorganization and/or the Vista Reorganization will be consummated. Moreover, if consummated, the capitalizations of Chase Vista Select Bond Fund, Chase Income Fund and Chase Vista Bond Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each fund. Please note that Chase Vista Select Bond Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed "Institutional Class" and the Class A and Class B share classes will be introduced.

                                                              PRO FORMA       PRO FORMA
                                                 CHASE         COMBINED        COMBINED
                                CHASE INCOME  VISTA SELECT  WITHOUT VISTA     WITH VISTA
                                    FUND       BOND FUND    REORGANIZATION  REORGANIZATION
                                ------------  ------------  --------------  --------------
Total Net Assets
  Class A Shares                $        --   $         --   $  1,010,468    $ 30,483,246
  Class B Shares                         --             --             --       3,724,204
  Institutional Class Shares             --    584,139,760    646,677,583     661,651,936
  Investor Class Shares           1,010,468             --             --              --
  Premier Class Shares           62,537,823             --             --              --
                                -----------   ------------   ------------    ------------
                                $63,548,291   $584,139,760   $647,688,051    $695,859,386
                                ===========   ============   ============    ============
Shares Outstanding
  Class A Shares                         --             --         26,619         803,036
  Class B Shares                         --             --             --          98,109
  Institutional Class Shares             --     15,388,596     17,036,062      17,430,539
  Investor Class Shares              53,532             --             --              --
  Premier Class Shares            3,317,130             --             --              --
                                -----------   ------------   ------------    ------------
                                  3,370,662     15,388,596     17,062,681      18,331,684
                                ===========   ============   ============    ============
Net Asset Value Per Share
  Class A Shares                         --             --         $37.96          $37.96
  Class B Shares                         --             --             --          $37.96
  Institutional Class Shares             --         $37.96         $37.96          $37.96
  Investor Class Shares              $18.88             --             --              --
  Premier Class Shares               $18.85             --             --              --

INFORMATION RELATING TO VISTA REORGANIZATION

    The terms and conditions under which the Vista Reorganization may be consummated are set forth in the Vista Reorganization Plan, which is similar to the Reorganization Plan you are considering. Under the Vista Reorganization, holders of Class A Shares of Chase Vista Bond Fund will receive Class A Shares of Chase Vista Select Bond Fund, holders of Class B Shares of Chase Vista Bond Fund will receive Class B Shares of Chase Vista Select Bond Fund, and holders of Institutional Class shares of Chase Vista Bond Fund will receive Institutional Class shares of Chase Vista Select Bond Fund.

                              INVESTMENT POLICIES

    The following discussion summarizes some of the investment policies of Chase Vista Select Bond Fund. Chase Vista Select Bond Fund has similar investment policies to Chase Income Fund; however certain important differences are described below. This section is qualified in its entirety by the discussion in the Prospectus and Statement of Additional Information of Chase Vista Select Bond Fund, which are incorporated herein by reference.

OBJECTIVE

    Chase Vista Select Bond Fund seeks to provide investors with as high a level of income as is consistent with reasonable risk.

MAIN INVESTMENT STRATEGY

    Chase Vista Select Bond Fund invests mainly in investment grade corporate bonds as well as other debt securities. Under normal market conditions, Chase Vista Select Bond Fund will invest at least 65% of its total assets in debt securities with at least an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, or Fitch Investor's Service Inc. These include unrated securities of comparable quality. UNDER NORMAL MARKET CONDITIONS, CHASE INCOME FUND WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN BONDS AND NOTES OF DOMESTIC AND FOREIGN ISSUERS, U.S. GOVERNMENT SECURITIES AND MORTGAGE-RELATED SECURITIES. THERE IS NO REQUIREMENT TO MAINTAIN A CERTAIN PERCENTAGE OF ASSETS IN "A" RATED SECURITIES.

    As with Chase Vista Select Bond Fund, all of Chase Income Fund's investments must be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.

    Chase Vista Select Bond Fund may make substantial investments in foreign debt securities, including securities of issuers in developing countries, as long as they meet Chase Vista Select Bond Fund's credit quality standards. ON THE OTHER HAND, CHASE INCOME FUND MAY ONLY INVEST UP TO 30% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. For both Funds, these investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

    There is no restriction on the maturity of Chase Vista Select Bond Fund's portfolio or on any individual security in the portfolio. The advisers will change the actual maturities according to changes in the market. THE AVERAGE PORTFOLIO MATURITY OF CHASE INCOME FUND IS BETWEEN FIVE AND 15 YEARS. WHEN CHASE INCOME FUND PURCHASES FIXED INCOME SECURITIES, THEY USUALLY WILL HAVE A MATURITY OF GREATER THAN ONE YEAR.

    Chase Vista Select Bond Fund develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. government debt, mortgage-backed securities or asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analyses of the securities' creditworthiness and structures. The advisers seek to spread Chase Vista Select Bond Fund's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of Chase Vista Select Bond Fund's portfolio.

    In determining if a sector or security is relatively undervalued, the advisers look to whether different sectors and securities are appropriately priced given their risk characteristics and the fundamental (such as economic growth or inflation outlook) and technical (such as supply and demand) factors in the market at any point in time. The advisers may change the emphasis that they place on each of these factors from time to time. In addition, research plays an important role in the advisers' relative value investment process. The research effort incorporates both fundamental and quantitative analysis.

    In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still undervalued. This may include selling those securities which have appreciated to meet their target valuations.

    The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of Chase Vista Select Bond Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. Chase Vista Select Bond Fund may seek gains by investing in anticipation of yield curve movements.

    The advisers consider several factors when choosing investments, including current yield, preservation of original investment, maturity, credit quality, ease of buying and selling and yield to maturity. The advisers will adjust the portfolio as market conditions change.

    Chase Vista Select Bond Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

    Chase Vista Select Bond Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

    Chase Vista Select Bond Fund may enter into "dollar rolls," in which Chase Vista Select Bond Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

    Chase Vista Select Bond Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are financial instruments whose value is based on another investment, exchange rate or index. Chase Vista Select Bond Fund may use derivatives to hedge various market risks or to increase Chase Vista Select Bond Fund's income or gain.

    To temporarily defend its assets, Chase Vista Select Bond Fund may put any amount of its assets in high quality money market instruments and repurchase agreements.

    Chase Vista Select Bond Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT RESTRICTIONS

    Chase Vista Select Bond Fund and Chase Income Fund have each adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

Neither Fund may:

(1) borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;

(2) make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies;
    (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent either Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by either Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that
    (a) each Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, each Fund may borrow money as authorized by the 1940 Act; and

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

    In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as that Fund. For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by either Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

    In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof.

(6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

    For purposes of investment restriction (4) above, illiquid securities includes securities restricted as to resale unless they are determined to be readily marketable in accordance with procedures established by the Board of Trustees.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    The procedures for purchases, redemptions and exchanges of shares of Chase Vista Select Bond Fund are similar to those of Chase Income Fund. Please note that Chase Vista Select Bond Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed "Institutional Class" and the Class A and Class B share classes will be introduced. The following discussion reflects the new class structure.

SALES CHARGES

    There is normally a sales charge (sometimes called a "load") to buy Class A Shares of Chase Vista Select Bond Fund. There are also ongoing charges that holders of Class A Shares pay as long as they own their shares, as more fully explained below. There is no sales charge to buy Institutional Class Shares.

    Chase Income Fund Shareholders holding Investor Class Shares will receive Class A Shares in the Reorganization but will not have to pay a sales charge. In addition, such Shareholders will not have to pay a sales charge if they buy additional Class A Shares in the future.

12b-1 Fees

    VFD is the distributor for Chase Vista Select Bond Fund, rather than CFD (which acts as distributor for Chase Income Fund). Chase Vista Select Bond Fund will adopt a Rule 12b-1 distribution plan for Class A Shares under which it will pay annual distribution fees of up to 0.25% of the average daily net assets attributable to Class A Shares. A similar 12b-1 distribution plan (with annual distribution fees of up to 0.25%) is currently in effect for Investor
Class Shares of Chase Income Fund.

    This payment covers such things as compensation for services provided by broker-dealers and expenses connected with the sale of shares. Payments are not tied to actual expenses incurred.

    Because 12b-1 expenses are paid out of Chase Vista Select Bond Fund's assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and may cost more than other types of sales charges, used by other mutual funds.

    There is no Rule 12b-1 distribution plan for Institutional Class Shares of Chase Vista Select Bond Fund or Premier Class Shares of Chase Income Fund.

BUYING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF CHASE VISTA SELECT BOND FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Fund's shares is generally calculated once each day at the close of regular trading on the New York Stock Exchange each day the Fund is accepting purchase orders. A shareholder will pay the next NAV calculated after the Chase Vista Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after funds are converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange, it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after the close of regular trading on the New York Stock Exchange, it will generally be processed at the next day's price. If a purchaser pays by check for Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Fund has the right to reject any purchase order.

    Chase Vista Select Bond Fund's minimum initial investment and eligibility requirements will be waived for shareholders of Chase Income Fund who receive Chase Vista Select Bond Fund Shares in the Reorganization.

    All purchases of Institutional Class Shares of the Fund must be paid for by federal funds wire. They may be purchased only through financial service firms, such as broker-dealers and banks that have an agreement with the Fund.

    For Class A Shares, checks should be made out to Chase Vista Funds in U.S. dollars. Credit cards, cash, or checks from a third party will not be accepted. Shares bought by check may not be sold for 15 calendar days. Shares bought through an Automated Clearing House cannot be sold until the payment clears. This could take more than seven business days. Purchase orders will be canceled if a check does not clear and the investor will be responsible for any expenses and losses to the Fund. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the day the shareholder buys.

    Shareholders seeking to buy Class A Shares through an investment representative should instruct their representative to contact the Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

    A systematic investment plan is available for Class A Shares.

SELLING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF CHASE VISTA SELECT BOND FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Shares of the Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Fund will send the proceeds the same business day. An order to sell shares will not be accepted if the Fund has not collected payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

    Generally, proceeds are sent by electronic transfer or wire for Class A Shares and by wire only for Institutional Class Shares. However, for Class A, if a shareholder's address of record has changed within the

30 days prior to the sale request or if more than $25,000 of shares is sold by phone, proceeds will be sent only to the bank account on the Fund's records.

    For Class A Shares, a shareholder will need to have his or her signature guaranteed if he or she wants payment to be sent to an address other than the one in the Fund's records. Additional documents or a letter from a surviving joint owner may also be needed.

    A shareholder who purchased through an investment representative, or in the case of Institutional Class Shares, through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly. Class A shareholders may contact 1-800-34-VISTA while Institutional
Class Shareholders may contact 1-800-62-CHASE.

    A systematic withdrawal plan is available for Class A Shares.

EXCHANGING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF CHASE VISTA SELECT BOND FUND SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Shares of the Fund may be exchanged for shares in certain other Chase Vista Funds. For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange. Shareholders who exchange must meet any minimum investment requirements and may have to pay a sales commission.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of MFSG. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING CHASE VISTA SELECT BOND FUND

    For Class A Shares, Chase Vista Select Bond Fund may close an account if the balance falls below $500. Chase Vista Select Bond Fund may also close the account if an investor is in the Systematic Investment Plan and fails to meet investment minimums over a 12-month period. For Institutional Class Shares, Chase Vista Select Bond Fund may close an account if the balance falls below $1,000,000 because the investor has sold Shares. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Fund will ask that person to confirm the account registration and address to make sure they match those in the Fund records. If they do correspond, the Fund is generally authorized to follow that person's instructions. The Fund will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Fund or contact their investment representative or agent. The Fund may modify or cancel the sale of shares by phone without notice.

    MFSG will enter into agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents will agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Class A Shares held by investors serviced by the shareholder servicing agent. It has already entered into such agreements with respect to Institutional Class Shares. MFIT DOES NOT HAVE SIMILAR AGREEMENTS WITH SHAREHOLDER SERVICING AGENTS. ACCORDINGLY, CHASE INCOME FUND DOES NOT PAY SHAREHOLDER SERVICING FEES.

    Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

    Chase Vista Select Bond Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

    Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

    VFD is the distributor for Chase Vista Select Bond Fund, rather than CFD (which acts as distributor for Chase Income Fund). [Please note that it is
intended that VFD will change its name to Chase           Fund
Distributors, Inc. in connection with the Reorganization.]

                            DISTRIBUTIONS AND TAXES

    Each Fund can earn income and realize capital gain. Each Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    Each Fund declares dividends on a daily basis and distributes any net investment income at least monthly. Net capital gain is distributed annually. You have three options for your distributions. You may:

    - reinvest all of them in additional Fund shares without a sales charge;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds.

    Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

    If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Each Fund expects that its distributions will consist primarily of ordinary income.

    Early in each calendar year, each Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in these Funds. Shareholders should consult their tax advisors to see how investing in the Funds will affect their own tax situation.

                       COMPARISON OF CHASE INCOME FUND'S
                       AND CHASE VISTA SELECT BOND FUND'S
                            ORGANIZATION STRUCTURES

    There are no differences in the organizational structure of Chase Income Fund and Chase Vista Select Bond Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE CHASE INCOME FUND

    Chase Income Fund is organized as a series of MFIT, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFIT's operations are governed by MFIT's Declaration of Trust and By-Laws (the "MFIT Trust Documents") and applicable Massachusetts law. The operations of Chase Income Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE CHASE VISTA SELECT BOND FUND

    Chase Vista Select Bond Fund is organized as a series of MFSG, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, MFSG's operations are governed by MFSG's Declaration of Trust and By-Laws (the "MFSG Trust Documents") and applicable Massachusetts law. The operations of Chase Vista Select Bond Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of the Trust Documents, the business of Chase Income Fund is managed by MFIT's Trustees and the business of Chase Vista Select Bond Fund is managed by MFSG's Trustees, who serve indefinite terms and have all powers necessary or convenient to carry out their responsibilities. The Trustees and officers of MFIT and MFSG are identical.

    Information concerning the current Trustees of the MFIT Board and the MFSG Board is set forth later in this document.

SHARES OF FUNDS

    Each of MFIT and MFSG is a trust with an unlimited number of authorized shares of beneficial interest, par value $0.001 per share, which may be divided into portfolios or series and classes thereof. Each Fund is one portfolio of a trust, and may issue multiple classes of shares. Each share of a portfolio or class of a trust represents an equal proportionate interest in that portfolio or class with each other share of that portfolio or class. The shares of each portfolio or class of either MFIT or MFSG participate equally in the earnings, dividends and assets of the particular portfolio or class. Fractional shares have proportionate rights to full shares. Expenses of MFIT or MFSG that are not attributable to a specific portfolio or class will be allocated to all the portfolios of that trust in a manner believed by its management to be fair and equitable. Generally, shares of each portfolio will be voted separately, for example, to approve an investment advisory agreement and shares of each class of each portfolio will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including the election or selection of Trustees and independent accountants. Neither MFIT nor MFSG is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either MFIT or MFSG.

SHAREHOLDER VOTING RIGHTS

    A vacancy in the Board of either MFIT or MFSG resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of shares representing two-thirds of the outstanding shares of each portfolio of that trust at a meeting duly called for the purpose. A meeting of shareholders shall be held upon the written request of the holders of shares representing not less than 10% of the outstanding shares entitled to vote on the matters specified in the written request. Upon written request by the holders of shares representing at least $25,000 or 1% of the outstanding shares of that trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trustees will, within five business days after receipt of such request, either provide a list of shareholders or inform such applicants as to the approximate number of shareholders and the approximate costs of mailing the request to them. If the second option is chosen by the Trustees, then the Trustees are generally obligated, upon written request of the applicants, to mail the requested materials to all shareholders of record (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either MFIT or MFSG could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of MFIT and MFSG disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. The Declaration of Trust of each of MFIT and MFSG also provides that the trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of MFIT and MFSG, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of MFIT and MFSG, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and Bylaws of each of MFIT and MFSG are available without charge upon written request to that trust.

                 INFORMATION RELATING TO THE ADVISORY CONTRACTS

GENERAL INFORMATION

    As noted above, Chase Income Fund and Chase Vista Select Bond Fund are both managed by Chase pursuant to the Advisory Agreements. Chase has delegated most of its responsibilities with respect to Chase Vista Select Bond Fund to CFAM pursuant to a Subadvisory Agreement between Chase and CFAM. As a result, CFAM is responsible for most of the day-to-day management functions for Chase Vista Select Bond Fund. However, the same portfolio management team is responsible for the day-to-day management for both Chase Income Fund and Chase Vista Select Bond Fund. It is anticipated that during the first quarter of 2001, Chase will transfer its investment advisory business to CFAM and, thereafter, CFAM will be the sole investment adviser to Chase Vista Select Bond Fund.

DESCRIPTION OF CHASE

    Chase is an indirect wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). Chase's principal executive offices are located at 270 Park Avenue, New York, New York 10017. Chase is a New York State chartered bank that provides commercial banking and trust services. As of June 30, 2000, Chase and certain of its affiliates provided investment management services with respect to assets of approximately $250 billion. CMC's principal executive offices are located at 270 Park Avenue, New York, New York 10017. On September 13, 2000, CMC and J.P. Morgan & Co. Incorporated announced that they have agreed to merge. The transaction is expected to close in the first quarter of 2001 and is subject to approval by shareholders of both companies, as well as by U.S. Federal and state and foreign regulatory authorities.

    Under each Advisory Agreement, Chase is responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Funds. Chase's responsibilities under each Advisory Agreement including supervising the Funds' investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Funds' investments and complying with regulatory reporting requirements. Chase delegates certain of these responsibilities with respect to Chase Vista Select Bond Fund to CFAM. Under each Advisory Agreement, Chase is obligated to furnish employees, office space and facilities required for operation of the Funds.

   EXPENSES AND ADVISORY FEES. Each Advisory Agreement provides that each of Chase Income Fund and Chase Vista Select Bond Fund, as the case may be, will pay Chase a monthly advisory fee based upon the average daily net assets of such Fund. The annual rate of the advisory fee is 0.50% for the Chase Income Fund and 0.30% for the Chase Vista Select Bond Fund. Chase may waive fees from time to time to assist the Funds in maintaining competitive yields.

    Under each Advisory Agreement, except as indicated above, each Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with Chase or any of their affiliates); fees payable to the SEC; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

    For the twelve months ended April 30, 2000, Chase accrued management fees management fee waivers of approximately $330,000 and $126,000, respectively, for Chase Income Fund. For the twelve months ended April 30, 2000, Chase accrued management fees and management fee waivers of approximately $1,829,000 and $982,000, respectively, for Chase Vista Select Bond Fund.

   SUBCONTRACTING. Chase is authorized by each Advisory Agreement to employ or associate with such other persons or entities as it believes to be appropriate to assist it in the performance of its duties. Any such person is required to be compensated by Chase, not by the Trusts or the relevant Fund, and to be approved by the shareholders of that Fund as required by the 1940 Act.

   LIMITATION ON LIABILITY. Each Advisory Agreement provides that Chase will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by MFIT, MFSG or either Fund, as the case may be, in connection with the performance of that Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement. Chase would be as fully responsible to MFIT, MFSG or either Fund, as the case may be, or a Fund for the acts of any sub-adviser as it is for its own acts.

   DURATION AND TERMINATION. Each Advisory Agreement continues in effect from year to year with respect to Chase Income Fund or Chase Vista Select Bond Fund, as the case may be, only so long as such continuation is approved at least annually by (i) the Board of Trustees of either MFIT or MFSG, as the case may be, or the majority vote of the outstanding voting securities of such Fund, and
(ii) a majority of those Trustees who are neither parties to that Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Advisory Agreement is terminable at any time as to either Fund without penalty by either the MFIT or MFSG Board, as the case may be, or by vote of the majority vote of such Fund's outstanding voting securities upon 60 days' written notice to Chase, and by Chase on 60 days' written notice to MFIT or MFSG, as the case may be.

DESCRIPTION OF CFAM

    CFAM is a wholly-owned subsidiary of Chase. CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036.

DESCRIPTION OF THE SUBADVISORY AGREEMENT

    Pursuant to the Subadvisory Agreement, Chase delegates to CFAM portfolio management duties. With respect to the day-to-day management of Chase Vista Select Bond Fund, CFAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CFAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to Chase Vista Select Bond Fund under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the Subadvisory Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CFAM.

    Chase and CFAM bear all expenses in connection with the performance of their respective services under the Subadvisory Agreement.

    As investment adviser, Chase oversees the management of Chase Vista Select Bond Fund under the Subadvisory Agreement, and, subject to the general supervision of the MFSG Board, makes recommendations and provides guidelines to CFAM based on general economic trends and macroeconomic factors. Among the recommendations that may be provided by Chase to CFAM are guidelines and benchmarks against which Chase Vista Select Bond Fund would be managed. From the fee paid by Chase Vista Select Bond Fund under the Advisory Agreement to Chase, Chase bears responsibility for payment of subadvisory fees to CFAM. Therefore, Chase Vista Select Bond Fund does not bear any increase in advisory fee rates resulting from the Subadvisory Agreement. The Subadvisory Agreement provides that CFAM is entitled to receive from Chase, out of its advisory fee, a monthly management fee as disclosed below under "Subadvisory Fee."

   DURATION AND TERMINATION. The Subadvisory Agreement will continue for successive one-year periods, provided that such continuation is specifically approved at least annually (i) by the MFSG Board, or by a majority of the outstanding voting securities of Chase Vista Select Bond Fund and, in each case,
(ii) by a
majority of the Trustees who are not interested persons of the Fund, Chase or CFAM, by vote cast in person at a meeting called for such purposes. The Subadvisory Agreement is terminable at any time, without penalty, by vote of the MFSG Board, by Chase by the majority of the outstanding voting securities of Chase Vista Select Bond Fund, or by CFAM upon 60 days' written notice. The Subadvisory Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

   SUBADVISORY FEE. As compensation for its services, CFAM receives a fee from Chase. The fee is at the annual rate of 0.15% of the average daily net assets of Chase Vista Select Bond Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the 0.15% annual subadvisory fee percentage rate and multiplying this product by the value of the net assets of Chase Vista Select Bond Fund at the close of business on the previous business day of MFSG.

    For the twelve months ended April 30, 2000, Chase paid subadvisory fees to CFAM of approximately $847,000 with respect to Chase Vista Select Bond Fund. THIS FEE WAS PAID BY CHASE OUT OF THE ADVISORY FEE IT RECEIVED FOR CHASE VISTA SELECT BOND FUND AND WAS NOT AN ADDITIONAL CHARGE TO THE FUND.

PORTFOLIO MANAGER

    Timothy Neumann, Head of Taxable Core Investment Group at Chase, and Andrew Russell, Vice President and Portfolio Manager at Chase, are responsible for the management of Chase Income Fund and Chase Vista Select Bond Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    Chase, as the investment adviser to both Chase Income Fund and Chase Vista Select Bond Fund, has responsibilities with respect to each Fund's portfolio transactions and brokerage arrangements pursuant to the Fund's policies, subject to the overall authority of either the MFIT or MFSG Board, as the case may be. In addition, the Subadvisory Agreement with CFAM currently provides that CFAM's responsibilities with respect to portfolio transactions and brokerage arrangements will be equivalent to those of Chase under the Advisory Agreements. Accordingly, the description below of Chase's responsibilities under each Advisory Agreement would also apply to the subadviser's responsibilities under the Subadvisory Agreement.

    Under each Advisory Agreement, Chase, subject to the general supervision of the applicable Board, is responsible for the placement of orders for the purchase and sale of portfolio securities for each of Chase Income Fund and Chase Vista Select Bond Fund with brokers and dealers selected by Chase. These brokers and dealers may include brokers or dealers affiliated with Chase to the extent permitted by the 1940 Act and that trust's policies and procedures applicable to the Funds. Chase shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to such Fund. In assessing the best overall terms available for any transaction, Chase shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to Chase, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall Chase be under any duty to obtain the lowest commission or the best net price for a Fund on any particular transaction, nor shall Chase be under any duty to execute any order in a fashion either preferential to such Fund relative to other accounts managed by Chase or otherwise materially adverse to such other accounts.

    In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to Chase, a Fund and/or the other accounts over which Chase exercises investment discretion. Chase is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chase determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Chase with respect to accounts over which it exercises investment discretion. Chase shall report to the MFIT Board or the MFSG Board, as the case may be, regarding overall commissions paid by a Fund and their reasonableness in relation to the benefits to such Fund.

    In executing portfolio transactions for Chase Income Fund or Chase Vista Select Bond Fund, Chase may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or its other clients if, in Chase's reasonable judgment, such aggregation (i) will result in an overall economic benefit to such fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in MFIT's or MFSG's registration statement, as the case may be, and such Fund's Prospectus and Statement of Additional Information. In such event, Chase will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to such Fund and such other clients.

    It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which Chase exercises investment discretion. Conversely, MFIT or any of its portfolios, including Chase Income Fund and MFSG or any of its portfolios, including Chase Vista Select Bond Fund, may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                               BOARD OF TRUSTEES

    The Trustees for MFIT and MFSG are identical. Set forth below are the current members of the MFIT Board and the MFSG Board.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
Fergus Reid, III           Chairman of the Trust. Chairman and Chief
                           Executive Officer, Lumelite Corporation, since
                           September 1985; Trustee, Morgan Stanley Funds.
                           Age: 67. Address: 202 June Road, Stamford, CT
                           06903.

*H. Richard Vartabedian    Trustee and President of the Trust. Investment
                           Management Consultant, formerly, Senior Investment
                           Officer, Division Executive of the Investment
                           Management Division of The Chase Manhattan Bank,
                           N.A., 1980 through 1991. Age: 64. Address:
                           P.O. Box 296, Beach Road, Hendrick's Head,
                           Southport, ME 04576.

William J. Armstrong       Trustee. Retired; formerly Vice President and
                           Treasurer, Ingersoll-Rand Company. Age: 58.
                           Address: 287 Hampshire Ridge, Park Ridge,
                           NJ 07656.

John R.H. Blum             Trustee. Attorney in private practice; formerly,
                           partner in the law firm of Richards, O'Neil &
                           Allegaert; Commissioner of Agriculture--State of
                           Connecticut, 1992-1995. Age: 70. Address: 322
                           Main Street, Lakeville, CT 06039.

Roland R. Eppley, Jr.      Trustee. Retired; formerly President and Chief
                           Executive Officer, Eastern States Bankcard
                           Association Inc., (1971-1988); Director, Jenel
                           Hydraulics, Inc.; Director of The Hanover
                           Funds, Inc. Age: 67. Address: 105 Coventry Place,
                           Palm Beach Gardens, FL 33418.

Stuart W. Cragin, Jr.      Trustee. Retired; formerly President, Fairfield
                           Testing Laboratory, Inc. He has previously served
                           in a variety of marketing, manufacturing and
                           general management positions with Union Camp
                           Corp., Trinity Paper & Plastics Corp., and Conover
                           Industries. Age: 66. Address: 108 Valley Road,
                           Cos Cob, CT 06807.

Joseph J. Harkins          Trustee. Retired; formerly Commercial Sector
                           Executive and Executive Vice President of The
                           Chase Manhattan Bank, N.A. from 1985 through 1989.
                           He had been employed by Chase in numerous
                           capacities and offices from 1954 through 1989.
                           Director of Blessings Corporation, Jefferson
                           Insurance Company of New York, Monticello
                           Insurance Company and National. Age: 68. Address:
                           257 Plantation Circle South, Ponte Vedra Beach,
                           FL 32082.

*Sarah E. Jones            Trustee. President and Chief Operating Officer of
                           Chase Mutual Funds Corp.; formerly Managing
                           Director for the Global Asset Management and
                           Private Banking Division of The Chase Manhattan
                           Bank. Age: 47. Address: Chase Mutual Funds Corp.,
                           1211 Avenue of the Americas, 41st Floor, New York,
                           New York 10081.

W.D. MacCallan             Trustee. Director of The Adams Express Co. and
                           Petroleum & Resources Corp. Retired; formerly
                           Chairman of the Board and Chief Executive Officer
                           of The Adams Express Co. and Petroleum & Resources
                           Corp.; Director of The Hanover Funds, Inc. and The
                           Hanover Investment Funds, Inc. Age: 72. Address:
                           624 East 45th Street, Savannah, GA 31405.

George E. McDavid          Trustee. President, Houston Chronicle Publishing
                           Company. Age: 69. Address: P.O. Box 2558,
                           Houston, TX 77252.

W. Perry Neff              Trustee. Retired; Independent Financial
                           Consultant; Director of North America Life
                           Assurance Co., Petroleum & Resources Corp. and The
                           Adams Express Co.; Director and Chairman of The
                           Hanover Funds, Inc.; Director, Chairman and
                           President of The Hanover Investment Funds, Inc.
                           Age: 72. Address: RR 1 Box 102, Weston, VT 05181.

NAME                           PRINCIPAL OCCUPATION AND OTHER INFORMATION
----                           ------------------------------------------
*Leonard M. Spalding, Jr.  Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President
                           and Chief Executive Officer of Vista Capital
                           Management; Chief Investment Executive of The
                           Chase Manhattan Bank. Age: 64. Address: 2025
                           Lincoln Park Road, Springfield, KY 40069.

Richard E. Ten Haken       Trustee. Chairman of the Audit Committee. Formerly
                           District Superintendent of Schools, Monroe No. 2
                           and Orleans Counties, New York; Chairman of the
                           Board and President, New York State Teachers'
                           Retirement System. Age: 65. Address: 4 Barnfield
                           Road, Pittsford, NY 14534.

Irving L. Thode            Trustee. Retired; formerly Vice President of
                           Quotron Systems. He has previously served in a
                           number of executive positions with Control Data
                           Corp., including President of its Latin American
                           Operations, and General Manager of its Data
                           Services business. Age: 69. Address: 80 Perkins
                           Road, Greenwich, CT 06830.

------------------------

  * Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of either Trust solely by reason of being an officer of either Trust.

    The executive officers of MFIT and MFSG are identical. Set forth below as to each executive officer of MFIT and MFSG is his or her name, age, principal occupation during the past five years and other directorships held in public companies.

NAME AND POSITION      AGE  PRINCIPAL OCCUPATION AND OTHER INFORMATION
-----------------      ---  ------------------------------------------

Martin R. Dean         37   Treasurer and Assistant Secretary. Vice
                            President, Administration Services, BISYS
                            Fund Services, Inc.; formerly Senior
                            Manager, KPMG Peat Marwick (1987-1994).
                            Address: 3435 Stelzer Road, Columbus,
                            OH 43219.

Lisa Hurley            45   Secretary. Senior Vice President and
                            General Counsel, BISYS Fund
                            Services, Inc.; formerly Counsel to Moore
                            Capital Management and General Counsel to
                            Global Asset Management and Northstar
                            Investments Management. Address: 90 Park
                            Avenue, New York, NY 10016.

Vicky M. Hayes         37   Assistant Secretary. Vice President and
                            Global Marketing Manager, Vista Fund
                            Distributors, Inc.; formerly Assistant
                            Vice President, Alliance Capital
                            Management and held various positions with
                            J. & W. Seligman & Co. Address:
                            1211 Avenue of the Americas, 41st Floor,
                            New York, NY 10081.

Alaina Metz            33   Assistant Secretary. Chief Administrative
                            Officer, BISYS Fund Services, Inc.;
                            formerly Supervisor, Blue Sky Department,
                            Alliance Capital Management L.P. Address:
                            3435 Stelzer Road, Columbus, OH 43219.

    The Trustees and officers of MFIT and MFSG appearing in the tables above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with MFIT and MFSG, are referred to as the "Chase Vista Funds").

TRANSACTIONS WITH AND REMUNERATION OF TRUSTEES AND OFFICERS

    No compensation, direct or otherwise, other than through fees paid to Chase or CFAM, is payable by either MFIT or MFSG to any of its officers or Trustees who are affiliated with Chase or CFAM (or any of their affiliates). Those Trustees who are not affiliated with Chase or its affiliates will be paid an annual fee plus a fee for each meeting of the Board of Trustees or any committee thereof that such Trustee attends, together with reimbursement for reasonable expenses incurred in attending such meetings. Chase, CFAM and their affiliates have had, and expect in the future to have, banking and other business transactions in the ordinary course of business with corporations of which those Trustees who are not "interested persons" of Chase or CFAM are directors or officers. Any such transactions are made on substantially the same terms as those prevailing at the time for comparable transactions with other persons, including, where applicable, interest rates, collateral, fees and other charges, and do not involve more than the normal risk of collectibility (in the case of loans) or present other unfavorable features.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the MFIT Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. MFIT's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition MFIT may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of MFIT to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Chase Income Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MFIT a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only Chase Income Fund Shareholders of record at the close of business on November 10, 2000 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted [____________] Chase Income Fund Shares. Each share or fraction thereof is entitled to one vote or fraction thereof.

    The presence in person or by proxy of Shareholders that own a majority of the outstanding Chase Income Fund Shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Chase Income Fund Shareholders determine to adjourn the Meeting for any other reason, the Chase Income Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of Chase Income Fund Shareholders holding a majority of the Chase Income Fund Shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Chase Income Fund Shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Chase Income Fund Shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Chase Income Fund Shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Chase Income Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Chase Income Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal described in this Combined Prospectus/Proxy Statement. Chase Income Fund Shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal.

    A proxy granted by any Chase Income Fund Shareholder may be revoked by such Chase Income Fund Shareholder at any time prior to its use by written notice to MFIT, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, Proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    Chase, and not Chase Income Fund or Chase Vista Select Bond Fund (or shareholders of either fund), will bear the cost of solicitation of proxies, including the cost of printing, preparing, assembling and mailing the Notice of Meeting, Combined Prospectus/Proxy Statement and form of proxy. In addition to solicitations by mail, proxies may also be solicited by officers and regular employees of MFIT by personal interview, by telephone or by telegraph without additional remuneration thereof. Professional solicitors may also be retained.

SHAREHOLDER APPROVALS

    Approval of the Reorganization Plan (and the transactions contemplated thereby) requires the affirmative vote of the lesser of (i) 67% or more of the Chase Income Fund Shares present at the Meeting and (ii) more than 50% of all outstanding Chase Income Fund Shares. In tallying Chase Income Fund Shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will be considered to be a vote against each proposal.

INTERESTED PARTIES

    On the Record Date, the Trustees and officers of Chase Income Fund as a group owned less than 1% of the outstanding shares of Chase Income Fund. On the Record Date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of any class or series of shares of Chase Income Fund and the percentage of any class or series of shares of Chase Vista Select Bond Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at November 10, 2000 are as follows:

                                                                               PERCENTAGE OF          PERCENTAGE OF CLASS OF
                                                            AMOUNT OF        CHASE INCOME FUND        CHASE VISTA SELECT BOND
    CHASE INCOME                                              SHARES          SHARES OWNED ON             FUND OWNED UPON
        FUND                  NAME AND ADDRESS                OWNED             RECORD DATE                CONSUMMATION
---------------------  ------------------------------       ----------       ------------------       -----------------------

    At November 10, 2000 the Trustees and officers of MFSG as a group owned less than 1% of the outstanding shares of Chase Vista Select Bond Fund.

    At November 10, 2000 the name, address and share ownership of the persons who owned beneficially more than 5% of any class of Chase Vista Select Bond Fund and the percentage of shares that would be owned by such person upon consummation of the Reorganization based upon their holdings at November 10, 2000 were as follows:

                                                       CLASS AND                              PERCENTAGE OF       PERCENTAGE OF
     CHASE VISTA                                       AMOUNT OF         PERCENTAGE OF         FUND SHARES         CLASS OWNED
     SELECT BOND                                         SHARES         CLASS OWNED ON          OWNED ON               UPON
        FUND               NAME AND ADDRESS              OWNED            RECORD DATE          RECORD DATE         CONSUMMATION
---------------------  -------------------------       ----------       ---------------       -------------       --------------

                       ADDITIONAL INFORMATION ABOUT MFIT

    Information about Chase Income Fund is included in the Prospectus dated April 30, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Income Fund is also included in MFIT's Statement of Additional Information dated April 30, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling 1-800-5-CHASE-0. MFIT is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and is also available on the SEC's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT MFSG

    Information about Chase Vista Select Bond Fund is included in the Prospectus dated February 28, 2000, which is incorporated by reference and enclosed herein. Additional information about Chase Vista Select Bond Fund is also included in MFSG's Statement of Additional Information dated February 28, 2000 which has been filed with the SEC and which is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling 1-800-62-CHASE. MFSG is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the SEC's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The unaudited financial statements and financial highlights and notes thereto of Chase Income Fund for the six-month period ended June 30, 2000 and Chase Vista Select Bond Fund for the six-month period ended April 30, 2000 and the audited financial statements and financial highlights and notes thereto of Chase Income Fund for the fiscal year ended December 31, 1999 and Chase Vista Select Bond Fund for the fiscal year ended October 31, 1999 are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial statements and financial highlights for Chase Income Fund and Chase Vista Select Bond Fund have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The MFIT Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the MFIT Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither MFIT nor MFSG is involved in any litigation that would have any material adverse effect upon either Chase Income Fund or Chase Vista Select Bond Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to MFIT in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-5-CHASE-0.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 31st day of October, 2000 by and between Mutual Fund Investment Trust (the "Transferor Trust"), a Massachusetts business trust, on behalf of the Chase Income Fund (the "Transferor Portfolio") and Mutual Fund Select Group (the "Acquiring Trust") and the Chase Vista Select Bond Fund (the "Acquiring Portfolio").

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest, par value $.001 per share, of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Institutional Class share class in exchange for Premier
Class Shares of the Transferor Portfolio, and the Class A share class in exchange for Invetsor Class Shares of the Transferor Portfolio, with the amounts of shares of each class to be determined by the parties. Any shares of capital stock (if any), par value $.001 per share, of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by The Chase Manhattan Bank (the "Custodian"), as custodian and pricing agent for the Transferor Portfolio and the Acquiring Portfolio. The determination of said Custodian shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on February 19, 2001, or such later date as may be agreed upon by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Institutional Class shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Premier Class shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Premier Class shares by the net asset value per share of the Institutional Class shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). The number of Class A shares of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's Investor Class shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to Investor Class shares by the net asset value per share of the Class A shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

      (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the

Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 15,388,596 shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended October 31, 1999, which have been audited by PricewaterhouseCoopers LLP, the financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended October 31, 2000 when such statements are available, and the unaudited financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the six months ended April 30, 2000 fairly present the financial position of the Acquiring Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to April 30, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since October 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed for all taxable years to and including October 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectus and statement of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, par value $.001 per share, of which as of August 31, 2000 there were outstanding 53,532 Investor Class shares and 3,317,130 Premier Class shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio for the fiscal year ended December 31, 1999 which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements for the Trust with respect to the Transferor Portfolio for the six months ended June 30, 2000 fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to June 30, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 1999, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio shareholders' meeting referred to in
Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this
Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

    The obligations of the Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolio since October 31, 1999.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of each Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this

Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since December 31, 1999.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by The Chase Manhattan Bank, in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in
Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by the Board of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the

Reorganization by notice to the Acquiring Portfolio and The Chase Manhattan Bank if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Transferor Trust and The Chase Manhattan Bank if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust.

    (e) TERMINATION BY THE TRANSFEROR TRUST. This Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (f) TERMINATION BY THE ACQUIRING TRUST. This Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or The Chase Manhattan Bank on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (g) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne by The Chase Manhattan Bank. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees;
(vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor Portfolio) or the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

1211 Avenue of the Americas
41st Floor
New York, New York 10036

with a copy to:

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017
Attention: Cynthia G. Cobden, Esq.

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "Mutual Fund Investment Trust" is the designation of its Trustees under a Declaration of Trust dated October 1, 1997, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as neither the Transferor Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "Mutual Fund Select Group" is the designation of its Trustees under a Declaration of Trust dated October 1, 1996, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as neither the Acquiring Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                          MUTUAL FUND INVESTMENT TRUST

                                          on behalf of Chase Income Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

                                          MUTUAL FUND SELECT GROUP

                                          on behalf of Chase Vista Select Bond
                                          Fund

                                          By:
                                        ________________________________________
                                              Name:
                                              Title:

Agreed and acknowledged with respect to Section 9:

THE CHASE MANHATTAN BANK

By: ________________________________________
    Name:
    Title:

                                     [LOGO]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                (SPECIAL MEETING OF SHAREHOLDERS
                                                                              OF
                                                              CHASE INCOME FUND,
                                              A SERIES OF MUTUAL FUND INVESTMENT
                                                                          TRUST)

                               CHASE INCOME FUND,
                    A SERIES OF MUTUAL FUND INVESTMENT TRUST

           1211 AVENUE OF THE AMERICAS 41ST FLOOR NEW YORK, NY 10036
                                (800) 5-CHASE-0

                         CHASE VISTA SELECT BOND FUND,
                      A SERIES OF MUTUAL FUND SELECT GROUP

           1211 AVENUE OF THE AMERICAS 41ST FLOOR NEW YORK, NY 10036
                                 (800) 62-CHASE

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated [December 1,] 2000 for the Special Meeting of Shareholders of Chase Income Fund ("Chase Income Fund"), a series of Mutual Fund Investment Trust ("MFIT"), to be held on January 26, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling Chase Income Fund at 1-800-34-VISTA.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

    Further information about Chase Vista Select Bond Fund is contained in MFSG's Statement of Additional Information dated February 28, 2000 which is incorporated herein by reference.

    The date of this Statement of Additional Information is [December 1,] 2000.

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General Information...............................    3
Financial Statements..............................    4
Pro Forma Financial Statements....................    5

                              GENERAL INFORMATION

    The Shareholders of Chase Income Fund are being asked to consider and vote on one proposal.

    With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of October 31, 2000 by and between MFIT, on behalf of Chase Income Fund, and MFSG, on behalf of Chase Vista Select Bond Fund, and the transactions contemplated thereby. The Reorganization Plan contemplates the transfer of all of the assets and liabilities of Chase Income Fund to Chase Vista Select Bond Fund in exchange for shares issued by MFSG in Chase Vista Select Bond Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of Chase Income Fund that are outstanding immediately before the Effective Time of the Reorganization.

    Following the exchange, Chase Income Fund will make a liquidating distribution of Chase Vista Select Bond Fund shares to its Shareholders, so that
(a) a holder of Investor Class Shares in Chase Income Fund will receive Class A Shares of Chase Vista Select Bond Fund and (b) a holder of Premier Class shares in Chase Income Fund will receive Institutional Class Shares of Chase Vista Select Bond Fund, in each case of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

    A Special Meeting of Shareholders of Chase Income Fund to consider the proposals and the related transaction will be held at the offices of The Chase Manhattan Bank, One Chase Square, Third Floor Garden Room, Rochester, New York 14643, on January 26, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

    The unaudited financial statements and notes thereto of Chase Income Fund contained in its Semi-Annual Report to Shareholders dated June 30, 2000 and the audited financial statements and notes thereto of Chase Income Fund contained in its Annual Report to Shareholders dated December 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The unaudited financial statements and notes thereto of Chase Vista Select Bond Fund contained in its Semi-Annual Report to Shareholders dated April 30, 2000 and the audited financial statements and notes thereto of Chase Vista Select Bond Fund contained in its Annual Report to Shareholders dated October 31, 1999 are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The financial statements and notes thereto which appear in each of Chase Income Fund's and Chase Vista Select Bond Fund's Annual Report to Shareholders have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. No other parts of the Semi-Annual or Annual Reports are incorporated herein by reference. The financial statements and notes thereto for Chase Income Fund for the fiscal year ended December 31, 1999 and for Chase Vista Select Bond Fund for the fiscal year ended October 31, 1999 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                         PRO FORMA FINANCIAL STATEMENTS

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                           PRINCIPAL AMOUNT                                    MARKET VALUE
                           ------------------------------------------------  ------------------------------------------------
                           CHASE VISTA    CHASE                              CHASE VISTA    CHASE
                           SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA  SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA
                              FUND         FUND         FUND      COMBINED      FUND         FUND         FUND      COMBINED
                              ----         ----         ----      --------      ----         ----         ----      --------
LONG-TERM INVESTMENTS--97.2%
U.S. TREASURY SECURITIES--16.8%
U.S. Treasury Notes &
  Bonds,
  6.25%, 08/15/23            $   100                               $   100    $    100                              $    100
  7.13%, 02/15/23              7,500      $  750       $1,000        9,250       8,278     $   828      $ 1,104       10,210
  7.63%, 02/15/25             13,000       1,200        1,500       15,700      15,273       1,410        1,762       18,445
  8.13%, 08/15/19             49,000       4,500        5,300       58,800      58,877       5,407        6,368       70,652
  11.25%, 02/15/15            10,000         800        1,000       11,800      14,631       1,170        1,463       17,264
                                                                              --------     -------      -------     --------
TOTAL U.S. TREASURY SECURITIES
(COST $97,061, $8,700,
  $10,556 AND $116,317,
  RESPECTIVELY)                                                                 97,159       8,815       10,697      116,671
                                                                              --------     -------      -------     --------
U.S. GOVERNMENT AGENCY SECURITIES--6.2%
Federal Home Loan Bank,
  6.38%, 08/15/06             15,000       1,500        1,750       18,250      14,246       1,425        1,662       17,333
Federal National Mortgage
  Association,
  6.00%, 05/15/08             15,000       1,500                    16,500      13,814       1,381                    15,195
  7.25%, 01/15/10             10,000       1,000                    11,000       9,970         997                    10,967
                                                                              --------     -------      -------     --------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(COST $39,188, $3,919,
  $1,730 AND $44,837,
  RESPECTIVELY)                                                                 38,030       3,803        1,662       43,495
                                                                              --------     -------      -------     --------
FOREIGN GOVERNMENT SECURITIES--1.3%
Quebec Province (Canada),
  6.50%, 01/17/06
(COST $7,604, $736, $736
  AND $9,076,
  RESPECTIVELY)                7,750         750          750        9,250       7,364         713          712        8,789
CORPORATE NOTES & BONDS--33.1%
AEROSPACE--1.1%
Raytheon Co., #, 7.90%,
  03/01/03                     6,700         600          700        8,000       6,584         590          688        7,862
AUTOMOTIVE--2.8%
Ford Motor Credit Co.,
  6.25%, 12/08/05                                       1,000        1,000                                  928          928
  6.70%, 07/16/04              7,400         700                     8,100       7,117         673                     7,790
  7.38%, 10/28/09              9,435         750          900       11,085       9,120         725          870       10,715
                                                                              --------     -------      -------     --------
                                                                                16,237       1,398        1,798       19,433
                                                                              --------     -------      -------     --------
BANKING--2.4%
Bank of America Corp.,
  7.80%, 02/15/10              7,700         700          800        9,200       7,646         695          795        9,136

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                           PRINCIPAL AMOUNT                                    MARKET VALUE
                           ------------------------------------------------  ------------------------------------------------
                           CHASE VISTA    CHASE                              CHASE VISTA    CHASE
                           SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA  SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA
                              FUND         FUND         FUND      COMBINED      FUND         FUND         FUND      COMBINED
                              ----         ----         ----      --------      ----         ----         ----      --------
CORPORATE NOTES--CONTINUED
Korea Development Bank
  (South Korea), 6.50%,
  11/15/02                   $ 6,722      $  650       $  700      $ 8,072    $  6,444     $   623      $   671     $  7,738
                                                                              --------     -------      -------     --------
                                                                                14,090       1,318        1,466       16,874
                                                                              --------     -------      -------     --------
BROADCASTING/CABLE--0.9%
Comcast Corp.,10.25%,
  10/15/01                     5,500                      500        6,000       5,689                      517        6,206
DIVERSIFIED--0.7%
Textron, Inc., 6.38%,
  07/15/04                     4,265         375          500        5,140       4,061         357          477        4,895
FINANCIAL SERVICES--3.4%
Associates Corp. of North
  America, FRN, 6.24%,
  06/14/01                     2,050                    2,000        4,050       2,051                    2,000        4,051
Lehman Brothers Holdings
  Inc., 6.63%, 02/05/06        7,750         750          750        9,250       7,300         706          706        8,712
MTN, FRN, 6.38%, 09/04/01      9,885                    1,000       10,885       9,884                    1,000       10,884
                                                                              --------     -------      -------     --------
                                                                                19,235         706        3,706       23,647
                                                                              --------     -------      -------     --------
INSURANCE--1.0%
Conseco, Inc., 8.50%,
  10/15/02                     9,270         900        1,000       11,170       5,840         567          630        7,037
MULTI-MEDIA--1.6%
Time Warner Inc., 6.63%,
  05/15/29                    10,770       1,000        1,100       12,870       8,945         831          914       10,690
OIL & GAS--6.0%
Amerada Hess Corp.,
  7.88%, 10/01/29             13,850       1,350        1,500       16,700      12,935       1,261        1,401       15,597
PEMEX Finance LTD (Cayman
  Islands), #, 9.03%,
  02/15/11                     5,620         480          540        6,640       5,680         485          546        6,711
Valero Energy Corp., #,
  6.75%, 12/15/02             10,200       1,000        1,000       12,200       9,878         968          968       11,814
YPF Sociedad Anonima
  (Argentina), 7.25%,
  03/15/03                     6,500         700          800        8,000       6,191         667          762        7,620
                                                                              --------     -------      -------     --------
                                                                                34,684       3,381        3,677       41,742
                                                                              --------     -------      -------     --------
PACKAGING--0.9%
Tenneco Packaging, Inc.,
  8.00%, 04/15/07              5,175         500          500        6,175       5,141         482          497        6,120
PIPELINES--1.7%
EL Paso Energy Corp.,
  6.75%, 05/15/09             10,475       1,000        1,200       12,675       9,438         901        1,081       11,420
RETAILING--2.4%
SAKS Inc., 7.25%,
  12/01/04                     7,500         700          800        9,000       6,741         629          719        8,089
Wal-Mart Stores, Inc.,
  6.88%, 08/10/09              7,540         750          850        9,140       7,237         720          816        8,773
                                                                              --------     -------      -------     --------
                                                                                13,978       1,349        1,535       16,862
                                                                              --------     -------      -------     --------
TELECOMMUNICATIONS--4.3%
Metronet Communications
  Corp. (Canada), SUB,
  0.00%, 06/15/08              5,550         450          550        6,550       4,429         359          439        5,227
Sprint Capital Corp.,
  6.88%, 11/15/28              8,450         800          900       10,150       7,380         699          785        8,864

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                           PRINCIPAL AMOUNT                                    MARKET VALUE
                           ------------------------------------------------  ------------------------------------------------
                           CHASE VISTA    CHASE                              CHASE VISTA    CHASE
                           SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA  SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA
                              FUND         FUND         FUND      COMBINED      FUND         FUND         FUND      COMBINED
                              ----         ----         ----      --------      ----         ----         ----      --------
CORPORATE NOTES--CONTINUED
U.S. West Capital
  Funding, Inc., 6.25%,
  07/15/05                   $ 5,575      $  500       $  600      $ 6,675    $  5,218     $   468      $   562     $  6,248
Vodafone AirTouch PLC
  (United Kingdom), #,
  7.63%, 02/15/05              8,000         750          800        9,550       7,963         746          796        9,505
                                                                              --------     -------      -------     --------
                                                                                24,990       2,272        2,582       29,844
                                                                              --------     -------      -------     --------
UTILITIES--3.9%
Cilcorp Inc., 8.70%,
  10/15/09                     6,000         600          650        7,250       5,999         600          650        7,249
Empresa Nacional de
  Electricidad SA
  (Chile), Ser. B, 8.50%,
  04/01/09                     6,000         600          600        7,200       5,858         586          586        7,030
Israel Electric Corp.
  (Israel), MTN, #,7.75%,
  12/15/27                     4,650         450          500        5,600       4,016         389          431        4,836
TXU Eastern Funding
  (United Kingdom),
  6.15%, 05/15/02              6,815         750          750        8,315       6,582         724          724        8,030
                                                                              --------     -------      -------     --------
                                                                                22,455       2,299        2,391       27,145
                                                                              --------     -------      -------     --------
TOTAL CORPORATE NOTES & BONDS
(COST $198,013, $17,090,
  $22,601 AND $237,704,
  RESPECTIVELY)                                                                191,367      16,451       21,959      229,777
                                                                              --------     -------      -------     --------
RESIDENTIAL MORTGAGE BACKED SECURITIES--34.3%
COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
Federal National Mortgage
  Association,
  Ser. 1993-250,
    Class A, 6.15%,
    09/25/16                   2,036                                 2,036       2,011                                 2,011
  Ser. 1999-17,
    Class PC, 6.00%,
    12/25/22                  10,000       1,000                    11,000       9,381         938                    10,319
                                                                              --------     -------                  --------
                                                                                11,392         938                    12,330
                                                                              --------     -------                  --------
MORTGAGE BACKED PASS-THROUGH SECURITIES--32.5%
Federal National Mortgage
  Association,
  Pool 252093, 6.50%,
    11/01/28                  12,699       3,221                    15,920      11,862       3,007                    14,869
  Pool 252339, 6.00%,
    02/01/29                  11,444       1,176                    12,620      10,360       1,065                    11,425
  Pool 252435, 6.00%,
    05/01/14                   2,310         231                     2,541       2,164         216                     2,380
  Pool 253033, 7.00%,
    02/01/15                                            1,377        1,377                                1,344        1,344
  Pool 253036, 7.00%,
    02/01/30                                            2,925        2,925                                2,798        2,798
  Pool 303784, 7.00%,
    03/01/11                   3,856         386                     4,242       3,767         377                     4,144
  Pool 323633, 7.00%,
    03/01/29                  25,317       2,467                    27,784      24,224       2,359                    26,583
  Pool 323645, 7.50%,
    03/01/29                  22,867       2,287                    25,154      22,417       2,242                    24,659
  Pool 323688, 7.50%,
    03/01/29                   4,642         580                     5,222       4,551         569                     5,120
  Pool 323714, 7.00%,
    04/01/14                   6,575         706                     7,281       6,421         689                     7,110
  Pool 484753, 6.50%,
    03/01/29                   9,232         594                     9,826       8,624         555                     9,179
  Pool 490445, 6.00%,
    03/01/29                  10,847       1,085        2,465       14,397       9,820         982        2,232       13,034
  Pool 494272, 6.50%,
    04/01/29                  11,828                    1,252       13,080      11,048                    1,170       12,218

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                           PRINCIPAL AMOUNT                                    MARKET VALUE
                           ------------------------------------------------  ------------------------------------------------
                           CHASE VISTA    CHASE                              CHASE VISTA    CHASE
                           SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA  SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA
                              FUND         FUND         FUND      COMBINED      FUND         FUND         FUND      COMBINED
                              ----         ----         ----      --------      ----         ----         ----      --------
RESIDENTIAL MORTGAGE BACKED SECURITIES--CONTINUED
  Pool 503599, 6.50%,
    06/01/29                 $ 4,870                   $2,980      $ 7,850    $  4,544                  $ 2,781     $  7,325
  Pool 523193, 7.50%,
    11/01/29                                            3,392        3,392                                3,320        3,320
  Pool 534064, 8.00%,
    03/01/30                   9,197      $  824        1,000       11,021       9,183     $   823          998       11,004
  Pool 535052, 6.00%,
    11/01/19                  22,778       2,181                    24,959      21,326       2,042                    23,368
  Pool 535054, 6.50%,
    11/01/14                                            2,641        2,641                                2,527        2,527
Government National
  Mortgage Association,
  Pool 487224, 6.50%,
    05/15/29                  14,825       1,290        1,640       17,755      13,885       1,208        1,536       16,629
  Pool 510285, 7.00%,
    08/15/29                  12,394       1,075        1,550       15,019      11,917       1,034        1,490       14,441
  Pool 527141, 8.00%,
    03/15/30                  10,060         825        1,150       12,035      10,079         827        1,154       12,060
                                                                              --------     -------      -------     --------
                                                                               186,192      17,995       21,350      225,537
                                                                              --------     -------      -------     --------
TOTAL RESIDENTIAL
  MORTGAGE BACKED
  SECURITIES
(COST $204,866, $19,728,
  $21,717 AND $246,311,
  RESPECTIVELY)                                                                197,584      18,933       21,350      237,867
                                                                              --------     -------      -------     --------
COMMERCIAL MORTGAGE BACKED SECURITIES--0.5%
Nationslink Funding Corp., Ser. 1999-SL, Class A2, 6.10%, 12/10/01
(COST $3,225, $650, $0
  AND $3,875,
  RESPECTIVELY)                3,225         650                     3,875       3,163         638                     3,801
ASSET BACKED SECURITIES--5.0%
MBNA Master Credit Card
  Trust,
  Ser. 1999-J, Class A,
    7.00%, 02/15/12            7,500         750          900        9,150       7,277         728          873        8,878
  Ser. 1999-M, Class B,
    6.80%, 04/16/07            8,300         800          800        9,900       8,039         775          775        9,589
Nomura CBO LTD, Ser.
  1997-1, Class A2, FRN,
  #, 6.67%, 05/15/09           6,500         500                     7,000       5,987         461                     6,448
Residential Asset
  Securities Corp.,
  Ser. 1999-KS4,
  Class AI3, 6.94%,
  04/25/25                                                750          750                                  734          734
Residential Funding
  Mortgage Securities II,
  Ser. 2000-HI1,
  Class AI4, 7.79%,
  01/25/14                     7,500         750          850        9,100       7,434         743          843        9,020
                                                                              --------     -------      -------     --------
TOTAL ASSET BACKED SECURITIES
(COST $29,828, $2,798,
  $3,278 AND $35,904,
  RESPECTIVELY)                                                                 28,737       2,707        3,225       34,669
                                                                              --------     -------      -------     --------
TOTAL LONG-TERM INVESTMENTS
(COST $579,785, $53,621,
  $60,618 AND $694,024,
  RESPECTIVELY)                                                                563,404      52,060       59,605      675,069
                                                                              --------     -------      -------     --------
SHORT-TERM INVESTMENTS--2.2%
U.S. TREASURY SECURITY--0.3%
U.S. Treasury Bill,
  5.46%, 06/08/00 @
(COST $1,989, $199, $0
  AND $2,188,
  RESPECTIVELY)                2,000         200                     2,200       1,989         199                     2,188

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                           PRINCIPAL AMOUNT                                    MARKET VALUE
                           ------------------------------------------------  ------------------------------------------------
                           CHASE VISTA    CHASE                              CHASE VISTA    CHASE
                           SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA  SELECT BOND  VISTA BOND  CHASE INCOME  PRO FORMA
                              FUND         FUND         FUND      COMBINED      FUND         FUND         FUND      COMBINED
                              ----         ----         ----      --------      ----         ----         ----      --------
REPURCHASE AGREEMENT--1.3%
Greenwich Capital Markets
  Inc., 5.80%, due
  05/01/00 (Dated
  04/28/00, Proceeds
  $8,309, $365, $0 and
  $8,674, respectively,
  Fully collateralized by
  U.S. Treasury or
  Government Agency
  securities)
(COST $8,305, $365, $0
  AND $8,670,
  RESPECTIVELY)              $ 8,305      $  365                   $ 8,670    $  8,305     $   365                  $  8,670
U.S. GOVERNMENT AGENCY SECURITY--0.6%
Federal Home Loan Bank,
  DN, 5.87%, 05/01/00
(COST $0, $0, $4,262 AND
  $4,262, RESPECTIVELY)                                $4,263        4,263                              $ 4,262        4,262
                                                                              --------     -------      -------     --------
TOTAL SHORT-TERM INVESTMENTS
(COST $10,294, $564,
  $4,262 AND $15,120,
  RESPECTIVELY)                                                                 10,294         564        4,262       15,120
                                                                              --------     -------      -------     --------
TOTAL INVESTMENTS--99.4%
(COST $590,079, $54,185,
  $64,880 AND $709,144,
  RESPECTIVELY)                                                               $573,698     $52,624      $63,867     $690,189
                                                                              ========     =======      =======     ========

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

          CHASE VISTA SELECT BOND FUND FUTURES OUTSTANDING

                                                                                            UNREALIZED
 NUMBER                                                ORIGINAL NOTIONAL     NOTIONAL     APPRECIATION/
   OF                                                        VALUE           VALUE AT     (DEPRECIATION)
CONTRACTS         DESCRIPTION         EXPIRATION DATE        (USD)        04/30/00 (USD)      (USD)
---------         -----------         ---------------        -----        --------------      -----
SHORT FUTURES OUTSTANDING
           10 Year U.S. Treasury
    200    Notes                        June, 2000          $19,381          $19,391           $(10)
           5 Year U.S. Treasury
    400    Notes                        June, 2000           39,315           39,031            284
           2 Year U.S. Treasury
    300    Notes                        June, 2000           59,499           59,170            329

          CHASE VISTA BOND FUND FUTURES OUTSTANDING

                                                                                                    UNREALIZED
 NUMBER                                                      ORIGINAL NOTIONAL       NOTIONAL     APPRECIATION/
   OF                                                              VALUE             VALUE AT     (DEPRECIATION)
CONTRACTS         DESCRIPTION           EXPIRATION DATE            (USD)          04/30/00 (USD)      (USD)
---------         -----------           ---------------            -----          --------------      -----
SHORT FUTURES OUTSTANDING
           10 Year U.S. Treasury
     20    Notes                          June, 2000              $ 1,938            $ 1,939           $ (1)
           5 Year U.S. Treasury
     40    Notes                          June, 2000                3,931              3,903             28
           2 Year U.S. Treasury
     30    Notes                          June, 2000                5,950              5,917             33

          PRO FORMA COMBINED FUTURES OUTSTANDING

                                                                                            UNREALIZED
 NUMBER                                                ORIGINAL NOTIONAL     NOTIONAL     APPRECIATION/
   OF                                                        VALUE           VALUE AT     (DEPRECIATION)
CONTRACTS         DESCRIPTION         EXPIRATION DATE        (USD)        04/30/00 (USD)      (USD)
---------         -----------         ---------------        -----        --------------      -----
SHORT FUTURES OUTSTANDING
           10 Year U.S. Treasury
    220    Notes                        June, 2000          $21,319          $21,330           $(11)
           5 Year U.S. Treasury
    440    Notes                         June 2000           43,246           42,934            312
           2 Year U.S. Treasury
    330    Notes                         June 2000           65,449           65,087            362

INDEX:
#    -- Security may only be sold to qualified institutional buyers.
@    -- All or a portion of this security is segregated for futures.
DN   -- Discount Note. The rate shown is the effective yield at the time of purchase.
FRN  -- Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect at April 30, 2000.
MTN  -- Medium Term Note.
SUB -- Step-up Bond. The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect at April 30, 2000.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2000 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                           CHASE VISTA  CHASE VISTA   CHASE
                           SELECT BOND     BOND       INCOME    PRO FORMA   PRO FORMA
                              FUND         FUND        FUND    ADJUSTMENTS  COMBINED
                           -----------  -----------  --------  -----------  ---------
ASSETS:
  Investment securities,
     at value               $573,698      $52,624    $63,867     $    --    $690,189
  Cash                           348           --          4           1(a)      353
  Other assets                    23            1         --          --          24
  Receivables:
    Interest and
       dividends               7,171          672        706          --       8,549
    Variation margin on
       futures contracts          71            8         --          --          79
    Fund shares sold             404            9         --          --         413
    Expense reimbursement
       from Distributor           --           --          1          (1)(a)       --
                            --------      -------    -------     -------    --------
      Total Assets           581,715       53,314     64,578          --     699,607
                            --------      -------    -------     -------    --------
LIABILITIES:
  Payables:
    Investment securities
       purchased                 634           --         --          --         634
    Fund shares redeemed         306            5         --          --         311
    Dividends                  3,065           98        338          --       3,501
  Accrued liabilities:
    Investment advisory
       fees                      144           --         16          --         160
    Administration fees           72            2          8          --          82
    Shareholder servicing
       fees                      120            5         --          --         125
    Distribution fees             --            6         --          --           6
    Custodian fees                39           18         12          --          69
    Other                        139           87         47          --         273
                            --------      -------    -------     -------    --------
      Total Liabilities        4,519          221        421          --       5,161
                            --------      -------    -------     -------    --------
NET ASSETS:
  Paid in capital            618,984       57,504     68,297          --     744,785
  Accumulated
     undistributed
     (distributions in
     excess of) net
     investment income          (175)          13         24          --        (138)
  Accumulated net
     realized loss on
     investments and
     futures transactions    (25,835)      (2,923)    (3,151)         --     (31,909)
  Net unrealized
     depreciation of
     investments and
     futures contracts       (15,778)      (1,501)    (1,013)         --     (18,292)
                            --------      -------    -------     -------    --------
       Net Assets           $577,196      $53,093    $64,157     $    --    $694,446
                            ========      =======    =======     =======    ========
Shares of beneficial
interest outstanding
($.001 par value;
unlimited number of
shares authorized):
  Class A Shares                  --        3,023         --      (2,221)(b)
                                                                      21(c)      823
  Class B Shares                  --          365         --        (268)(b)       97
  Class I Shares              15,437        1,964         --      (1,444)(b)
                                                                   1,694(c)   17,651
  Premier Class Shares            --           --      3,415      (3,415)(c)       --
  Investor Class Shares           --           --         43         (43)(c)       --
Net Asset Value:
  Class A Shares (and
     redemption price)            --      $  9.92         --          --    $  37.39
  Class B Shares*                 --      $  9.96         --          --    $  37.39
  Class I Shares (and
     redemption price)      $  37.39      $  9.91         --          --    $  37.39
  Premier Class Shares
     (and redemption
     price)                       --           --    $ 18.55          --          --
  Investor Class Shares
     (and redemption
     price)                       --           --    $ 18.57          --          --
Class A Maximum Public
  Offering Price Per
  Share (net asset value
  per share/95.50%)               --      $ 10.39         --          --    $  39.15
                            ========      =======    =======     =======    ========
Cost of investments         $590,079      $54,185    $64,880     $    --    $709,144
                            ========      =======    =======     =======    ========

*    Redemption price may be reduced by contingent deferred sales charge.
(a) Reflects payment of amounts owed by the Distibutor prior to the Reorganization.
(b)  Reflects the difference between total additional shares to be issued (see
     Note 2) and current Chase Vista Bond Fund shares outstanding.
(c)  Represents the difference between total additional shares to be issued (see
     Note 2) and current Chase Income Fund shares outstanding.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                           WITH VISTA REORGANIZATION
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                           CHASE VISTA  CHASE VISTA   CHASE
                           SELECT BOND     BOND       INCOME   PRO FORMA*   PRO FORMA
                              FUND         FUND        FUND    ADJUSTMENTS  COMBINED
                           -----------  -----------  --------  -----------  ---------
INTEREST INCOME:            $ 39,870      $ 4,008    $ 4,215     $    --    $ 48,093
                            --------      -------    -------     -------    --------
EXPENSES:
  Investment advisory
    fees                       1,829          182        330        (132)(a)    2,209
  Administration fees            916           90         98          --       1,104
  Shareholder servicing
    fees                         495          151         --       1,195(a)(d)    1,841
  Distribution fees               --          120          1          --         121
  Custodian fees                 108           95         64         (96)(b)      171
  Printing and postage            30           27         31         (20)(b)       68
  Professional fees               49           31         32         (60)(b)       52
  Registration expenses           12           29         18         (20)(b)       39
  Transfer agent fees             14           84         50         (39)(b)      109
  Trustees' fees                  30            2          2          --          34
  Other                           51           10         14          --          75
                            --------      -------    -------     -------    --------
      Total expenses           3,534          821        640         828       5,823
                            --------      -------    -------     -------    --------
  Less amounts waived          1,490          370        127        (746)(a)(e)
                                                                     (36)(c)    1,205
  Less earnings credits           17           17         --          --          34
  Less expense
    reimbursements                --           --         18          --          18
                            --------      -------    -------     -------    --------
      Net expenses             2,027          434        495       1,610       4,566
                            --------      -------    -------     -------    --------
      Net investment
        income                37,843        3,574      3,720      (1,610)     43,527
                            --------      -------    -------     -------    --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on:
    Investments              (24,365)      (2,595)    (3,136)         --     (30,096)
    Futures transactions      (1,715)        (212)        --          --      (1,927)
  Change in net
    unrealized
    appreciation/
    depreciation of:
    Investments              (12,499)      (1,026)      (815)         --     (14,340)
    Futures transactions         957          107         --          --       1,064
                            --------      -------    -------     -------    --------
  Net realized and
    unrealized loss on
    investments              (37,622)      (3,726)    (3,951)         --     (45,299)
                            --------      -------    -------     -------    --------
  Net increase (decrease)
    in net assets from
    operations              $    221      $  (152)   $  (231)    $(1,610)   $ (1,772)
                            ========      =======    =======     =======    ========

(a) Reflects adjustment to investment advisory fees, administration fees, shareholder servicing fees, distribution fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b)  Reduction reflects the estimated benefit of combining operations.
(c) Reflects reduction of custody waivers consistent with estimated reduction of custody expenses.
(d) Chase Income Fund did not charge shareholder servicing fees during the twelve months ended April 30, 2000. Chase Vista Select Bond Fund did not charge shareholder servicing fees from the period May 1, 1999 to January 2, 2000.
(e) Waivers reflected in the historical statement amounts do not reflect current expense arrangements or waivers. During the twelve months ended April 30, 2000, Chase Vista Select Bond Fund waived substantial investment advisory fees and administration fees. Chase Vista Bond Fund waived substantial investment advisory fees, administration fees, shareholder servicing fees and distribution fees, and Chase Income Fund waived substantial advisory fees. Those waivers have since been discontinued or significantly reduced.
* Reflects the annualization of increased fee levels introduced during the financial period shown.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                     PRINCIPAL AMOUNT                        MARKET VALUE
                           ------------------------------------  ------------------------------------
                           CHASE VISTA                           CHASE VISTA
                           SELECT BOND  CHASE INCOME  PRO FORMA  SELECT BOND  CHASE INCOME  PRO FORMA
                              FUND          FUND      COMBINED      FUND          FUND      COMBINED
                              ----          ----      --------      ----          ----      --------
LONG-TERM INVESTMENTS--97.2%
U.S. TREASURY SECURITIES--16.8%
U.S. Treasury Notes &
  Bonds,
  6.25%, 08/15/23            $   100                   $   100    $    100                  $    100
  7.13%, 02/15/23              7,500       $1,000        8,500       8,278      $ 1,104        9,382
  7.63%, 02/15/25             13,000        1,500       14,500      15,273        1,762       17,035
  8.13%, 08/15/19             49,000        5,300       54,300      58,877        6,368       65,245
  11.25%, 02/15/15            10,000        1,000       11,000      14,631        1,463       16,094
                                                                  --------      -------     --------
TOTAL U.S. TREASURY
SECURITIES
(COST $97,061, $10,556
AND $107,617,
RESPECTIVELY)                                                       97,159       10,697      107,856
                                                                  --------      -------     --------
U.S. GOVERNMENT AGENCY SECURITIES--6.2%
Federal Home Loan Bank,
  6.38%, 08/15/06             15,000        1,750       16,750      14,246        1,662       15,908
Federal National Mortgage
  Association,
  6.00%, 05/15/08             15,000                    15,000      13,814                    13,814
  7.25%, 01/15/10             10,000                    10,000       9,970                     9,970
                                                                  --------      -------     --------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES
(COST $39,188, $1,730 AND
$40,918, RESPECTIVELY)                                              38,030        1,662       39,692
                                                                  --------      -------     --------
FOREIGN GOVERNMENT SECURITIES--1.3%
Quebec Province (Canada),
  6.50%, 01/17/06              7,750          750        8,500       7,364          712        8,076
(COST $7,604, $736 AND
  $8,340, RESPECTIVELY)
CORPORATE NOTES & BONDS--33.1%
AEROSPACE--1.1%
Raytheon Co., #, 7.90%,
  03/01/03                     6,700          700        7,400       6,584          688        7,272
AUTOMOTIVE--2.8%
Ford Motor Credit Co.,
  6.25%, 12/08/05                           1,000        1,000                      928          928
  6.70%, 07/16/04              7,400                     7,400       7,117                     7,117
  7.38%, 10/28/09              9,435          900       10,335       9,120          870        9,990
                                                                  --------      -------     --------
                                                                    16,237        1,798       18,035
                                                                  --------      -------     --------

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                     PRINCIPAL AMOUNT                        MARKET VALUE
                           ------------------------------------  ------------------------------------
                           CHASE VISTA                           CHASE VISTA
                           SELECT BOND  CHASE INCOME  PRO FORMA  SELECT BOND  CHASE INCOME  PRO FORMA
                              FUND          FUND      COMBINED      FUND          FUND      COMBINED
                              ----          ----      --------      ----          ----      --------
CORPORATE NOTES--CONTINUED
BANKING--2.4%
Bank of America Corp.,
  7.80%, 02/15/10            $ 7,700       $  800      $ 8,500    $  7,646      $   795     $  8,441
Korea Development Bank
  (South Korea), 6.50%,
  11/15/02                     6,722          700        7,422       6,444          671        7,115
                                                                  --------      -------     --------
                                                                    14,090        1,466       15,556
                                                                  --------      -------     --------
BROADCASTING/CABLE--0.9%
Comcast Corp.,10.25%,
  10/15/01                     5,500          500        6,000       5,689          517        6,206
DIVERSIFIED--0.7%
Textron, Inc., 6.38%,
  07/15/04                     4,265          500        4,765       4,061          477        4,538
FINANCIAL SERVICES--3.4%
Associates Corp. of North
  America, FRN, 6.24%,
  06/14/01                     2,050        2,000        4,050       2,051        2,000        4,051
Lehman Brothers Holdings
  Inc.,
  6.63%, 02/05/06              7,750          750        8,500       7,300          706        8,006
  MTN, FRN,6.38%,
    09/04/01                   9,885        1,000       10,885       9,884        1,000       10,884
                                                                  --------      -------     --------
                                                                    19,235        3,706       22,941
                                                                  --------      -------     --------
INSURANCE--1.0%
Conseco, Inc., 8.50%,
  10/15/02                     9,270        1,000       10,270       5,840          630        6,470
MULTI-MEDIA--1.6%
Time Warner Inc., 6.63%,
  05/15/29                    10,770        1,100       11,870       8,945          914        9,859
OIL & GAS--6.0%
Amerada Hess Corp.,
  7.88%, 10/01/29             13,850        1,500       15,350      12,935        1,401       14,336
PEMEX Finance LTD (Cayman
  Islands), #, 9.03%,
  02/15/11                     5,620          540        6,160       5,680          546        6,226
Valero Energy Corp., #,
  6.75%, 12/15/02             10,200        1,000       11,200       9,878          968       10,846
YPF Sociedad Anonima
  (Argentina), 7.25%,
  03/15/03                     6,500          800        7,300       6,191          762        6,953
                                                                  --------      -------     --------
                                                                    34,684        3,677       38,361
                                                                  --------      -------     --------
PACKAGING--0.9%
Tenneco Packaging, Inc.,
  8.00%, 04/15/07              5,175          500        5,675       5,141          497        5,638
PIPELINES--1.7%
EL Paso Energy Corp.,
  6.75%, 05/15/09             10,475        1,200       11,675       9,438        1,081       10,519

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                     PRINCIPAL AMOUNT                        MARKET VALUE
                           ------------------------------------  ------------------------------------
                           CHASE VISTA                           CHASE VISTA
                           SELECT BOND  CHASE INCOME  PRO FORMA  SELECT BOND  CHASE INCOME  PRO FORMA
                              FUND          FUND      COMBINED      FUND          FUND      COMBINED
                              ----          ----      --------      ----          ----      --------
CORPORATE NOTES--CONTINUED
RETAILING--2.4%
SAKS Inc., 7.25%,
  12/01/04                   $ 7,500       $  800      $ 8,300    $  6,741      $   719     $  7,460
Wal-Mart Stores, Inc.,
  6.88%, 08/10/09              7,540          850        8,390       7,237          816        8,053
                                                                  --------      -------     --------
                                                                    13,978        1,535       15,513
                                                                  --------      -------     --------
TELECOMMUNICATIONS--4.3%
Metronet Communications
  Corp. (Canada), SUB,
  0.00%, 06/15/08              5,550          550        6,100       4,429          439        4,868
Sprint Capital Corp.,
  6.88%, 11/15/28              8,450          900        9,350       7,380          785        8,165
U.S. West Capital
  Funding, Inc., 6.25%,
  07/15/05                     5,575          600        6,175       5,218          562        5,780
Vodafone AirTouch PLC
  (United Kingdom), #,
  7.63%, 02/15/05              8,000          800        8,800       7,963          796        8,759
                                                                  --------      -------     --------
                                                                    24,990        2,582       27,572
                                                                  --------      -------     --------
UTILITIES--3.9%
Cilcorp Inc., 8.70%,
  10/15/09                     6,000          650        6,650       5,999          650        6,649
Empresa Nacional de
  Electricidad SA
  (Chile), Ser. B, 8.50%,
  04/01/09                     6,000          600        6,600       5,858          586        6,444
Israel Electric Corp.
  (Israel), MTN, #,7.75%,
  12/15/27                     4,650          500        5,150       4,016          431        4,447
TXU Eastern Funding
  (United Kingdom),
  6.15%, 05/15/02              6,815          750        7,565       6,582          724        7,306
                                                                  --------      -------     --------
                                                                    22,455        2,391       24,846
                                                                  --------      -------     --------
TOTAL CORPORATE NOTES &
BONDS
(COST $198,013, $22,601
AND $220,614,
RESPECTIVELY)                                                      191,367       21,959      213,326
                                                                  --------      -------     --------
RESIDENTIAL MORTGAGE BACKED SECURITIES--34.3%
COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
Federal National Mortgage
  Association,
  Ser. 1993-250,
    Class A, 6.15%,
    09/25/16                   2,036                     2,036       2,011                     2,011
  Ser. 1999-17,
    Class PC, 6.00%,
    12/25/22                  10,000                    10,000       9,381                     9,381
                                                                  --------                  --------
                                                                    11,392                    11,392
                                                                  --------                  --------
MORTGAGE BACKED PASS-THROUGH SECURITIES--32.5%
Federal National Mortgage
  Association,
  Pool 252093, 6.50%,
    11/01/28                  12,699                    12,699      11,862                    11,862
  Pool 252339, 6.00%,
    02/01/29                  11,444                    11,444      10,360                    10,360

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                     PRINCIPAL AMOUNT                        MARKET VALUE
                           ------------------------------------  ------------------------------------
                           CHASE VISTA                           CHASE VISTA
                           SELECT BOND  CHASE INCOME  PRO FORMA  SELECT BOND  CHASE INCOME  PRO FORMA
                              FUND          FUND      COMBINED      FUND          FUND      COMBINED
                              ----          ----      --------      ----          ----      --------
RESIDENTIAL MORTGAGE BACKED SECURITIES--CONTINUED
  Pool 252435, 6.00%,
    05/01/14                 $ 2,310                   $ 2,310    $  2,164                  $  2,164
  Pool 253033, 7.00%,
    02/01/15                               $1,377        1,377                  $ 1,344        1,344
  Pool 253036, 7.00%,
    02/01/30                                2,925        2,925                    2,798        2,798
  Pool 303784, 7.00%,
    03/01/11                   3,856                     3,856       3,767                     3,767
  Pool 323633, 7.00%,
    03/01/29                  25,317                    25,317      24,224                    24,224
  Pool 323645, 7.50%,
    03/01/29                  22,867                    22,867      22,417                    22,417
  Pool 323688, 7.50%,
    03/01/29                   4,642                     4,642       4,551                     4,551
  Pool 323714, 7.00%,
    04/01/14                   6,575                     6,575       6,421                     6,421
  Pool 484753, 6.50%,
    03/01/29                   9,232                     9,232       8,624                     8,624
  Pool 490445, 6.00%,
    03/01/29                  10,847        2,465       13,312       9,820        2,232       12,052
  Pool 494272, 6.50%,
    04/01/29                  11,828        1,252       13,080      11,048        1,170       12,218
  Pool 503599, 6.50%,
    06/01/29                   4,870        2,980        7,850       4,544        2,781        7,325
  Pool 523193, 7.50%,
    11/01/29                                3,392        3,392                    3,320        3,320
  Pool 534064, 8.00%,
    03/01/30                   9,197        1,000       10,197       9,183          998       10,181
  Pool 535052, 6.00%,
    11/01/19                  22,778                    22,778      21,326                    21,326
  Pool 535054, 6.50%,
    11/01/14                                2,641        2,641                    2,527        2,527
Government National
  Mortgage Association,
  Pool 487224, 6.50%,
    05/15/29                  14,825        1,640       16,465      13,885        1,536       15,421
  Pool 510285, 7.00%,
    08/15/29                  12,394        1,550       13,944      11,917        1,490       13,407
  Pool 527141, 8.00%,
    03/15/30                  10,060        1,150       11,210      10,079        1,154       11,233
                                                                  --------      -------     --------
                                                                   186,192       21,350      207,542
                                                                  --------      -------     --------
TOTAL RESIDENTIAL
MORTGAGE BACKED
SECURITIES
(COST $204,866, $21,717
AND $226,583,
RESPECTIVELY)                                                      197,584       21,350      218,934
                                                                  --------      -------     --------
COMMERCIAL MORTGAGE BACKED SECURITIES--0.5%
Nationslink Funding
  Corp., Ser. 1999-SL,
  Class A2, 6.10%,
  12/10/01                     3,225                     3,225       3,163                     3,163
(COST $3,225, $0 AND
  $3,225, RESPECTIVELY)
ASSET BACKED SECURITIES--5.0%
MBNA Master Credit Card
  Trust,
  Ser. 1999-J, Class A,
    7.00%, 02/15/12            7,500          900        8,400       7,277          873        8,150

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

                                     PRINCIPAL AMOUNT                        MARKET VALUE
                           ------------------------------------  ------------------------------------
                           CHASE VISTA                           CHASE VISTA
                           SELECT BOND  CHASE INCOME  PRO FORMA  SELECT BOND  CHASE INCOME  PRO FORMA
                              FUND          FUND      COMBINED      FUND          FUND      COMBINED
                              ----          ----      --------      ----          ----      --------
ASSET BACKED SECURITIES--CONTINUED
  Ser. 1999-M, Class B,
    6.80%, 04/16/07          $ 8,300       $  800      $ 9,100    $  8,039      $   775     $  8,814
Nomura CBO LTD, Ser.
  1997-1, Class A2, FRN,
  #, 6.67%, 05/15/09           6,500                     6,500       5,987                     5,987
Residential Asset
  Securities Corp., Ser.
  1999-KS4, Class AI3,
  6.94%, 04/25/25                             750          750                      734          734
Residential Funding
  Mortgage Securities II,
  Ser. 2000-HI1,
  Class AI4, 7.79%,
  01/25/14                     7,500          850        8,350       7,434          843        8,277
                                                                  --------      -------     --------
TOTAL ASSET BACKED
SECURITIES
(COST $29,828, $3,278 AND
$33,106, RESPECTIVELY)                                              28,737        3,225       31,962
                                                                  --------      -------     --------
TOTAL LONG-TERM
INVESTMENTS
(COST $579,785, $60,618
AND $640,403,
RESPECTIVELY)                                                      563,404       59,605      623,009
                                                                  --------      -------     --------
SHORT-TERM INVESTMENTS--2.2%
U.S. TREASURY SECURITY--0.3%
U.S. Treasury Bill,
5.46%, 06/08/00 @
(COST $1,989, $0 AND
$1,989, RESPECTIVELY)          2,000                     2,000       1,989                     1,989
REPURCHASE AGREEMENT--1.3%
Greenwich Capital Markets
Inc., 5.80%, due 05/01/00
(Dated 04/28/00, Proceeds
$8,309, $0 and $8,309,
respectively, Fully
collateralized by U.S.
Treasury or Government
Agency securities)
(COST $8,305, $0 AND
$8,305, RESPECTIVELY)          8,305                     8,305       8,305                     8,305
U.S. GOVERNMENT AGENCY SECURITY--0.6%
Federal Home Loan Bank,
DN, 5.87%, 05/01/00
(COST $0, $4,262 AND
$4,262, RESPECTIVELY)                       4,263        4,263                    4,262        4,262
                                                                  --------      -------     --------
TOTAL SHORT-TERM
INVESTMENTS
(COST $10,294, $4,262 AND
$14,556, RESPECTIVELY)                                              10,294        4,262       14,556
                                                                  --------      -------     --------
TOTAL INVESTMENTS--99.4%
(COST $590,079, $64,880
AND $654,959,
RESPECTIVELY)                                                     $573,698      $63,867     $637,565
                                                                  ========      =======     ========

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
              PROFORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS
                     APRIL 30, 2000 (UNAUDITED) (CONTINUED)
                             (AMOUNTS IN THOUSANDS)

          CHASE VISTA SELECT BOND FUND FUTURES OUTSTANDING

                                                                                            UNREALIZED
 NUMBER                                                ORIGINAL NOTIONAL     NOTIONAL     APPRECIATION/
   OF                                                        VALUE           VALUE AT     (DEPRECIATION)
CONTRACTS         DESCRIPTION         EXPIRATION DATE        (USD)        04/30/00 (USD)      (USD)
---------         -----------         ---------------        -----        --------------      -----
SHORT FUTURES OUTSTANDING
           10 Year U.S. Treasury
    200    Notes                        June, 2000          $19,381          $19,391           $(10)
           5 Year U.S. Treasury
    400    Notes                        June, 2000           39,315           39,031            284
           2 Year U.S. Treasury
    300    Notes                        June, 2000           59,499           59,170            329

          PRO FORMA COMBINED FUTURES OUTSTANDING

                                                                                                    UNREALIZED
 NUMBER                                                      ORIGINAL NOTIONAL       NOTIONAL     APPRECIATION/
   OF                                                              VALUE             VALUE AT     (DEPRECIATION)
CONTRACTS         DESCRIPTION           EXPIRATION DATE            (USD)          04/30/00 (USD)      (USD)
---------         -----------           ---------------            -----          --------------      -----
SHORT FUTURES OUTSTANDING
           10 Year U.S. Treasury
    200    Notes                          June, 2000              $19,381            $19,391           $(10)
           5 Year U.S. Treasury
    400    Notes                          June, 2000               39,315             39,031            284
           2 Year U.S. Treasury
    300    Notes                          June, 2000               59,499             59,170            329

INDEX:
#    -- Security may only be sold to qualified institutional buyers.
@    -- All or a portion of this security is segregated for futures.
DN   -- Discount Note. The rate shown is the effective yield at the time of purchase.
FRN  -- Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect at April 30, 2000.
MTN  -- Medium Term Note.
SUB -- Step-up Bond. The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect at April 30, 2000.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
            PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2000 (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                CHASE VISTA   CHASE
                                SELECT BOND   INCOME    PRO FORMA   PRO FORMA
                                   FUND        FUND    ADJUSTMENTS  COMBINED
                                -----------  --------  -----------  ---------
ASSETS:
  Investment securities, at
    value                        $573,698    $63,867     $   --     $637,565
  Cash                                348          4          1(a)       353
  Other assets                         23         --         --           23
  Receivables:
    Interest and dividends          7,171        706         --        7,877
    Variation margin on
      futures contracts                71         --         --           71
    Fund shares sold                  404         --         --          404
    Expense reimbursement from
      Distributor                      --          1         (1)(a)       --
                                 --------    -------     ------     --------
      Total Assets                581,715     64,578         --      646,293
                                 --------    -------     ------     --------
LIABILITIES:
  Payables:
    Investment securities
      purchased                       634         --         --          634
    Fund shares redeemed              306         --         --          306
    Dividends                       3,065        338         --        3,403
  Accrued liabilities:
    Investment advisory fees          144         16         --          160
    Administration fees                72          8         --           80
    Shareholder servicing fees        120         --         --          120
    Custodian fees                     39         12         --           51
    Other                             139         47         --          186
                                 --------    -------     ------     --------
      Total Liabilities             4,519        421         --        4,940
                                 --------    -------     ------     --------
NET ASSETS:
  Paid in capital                 618,984     68,297         --      687,281
  Accumulated undistributed
    (distributions in excess
    of) net investment income        (175)        24         --         (151)
  Accumulated net realized
    loss on investments and
    futures transactions          (25,835)    (3,151)        --      (28,986)
  Net unrealized depreciation
    of investments and futures
    contracts                     (15,778)    (1,013)        --      (16,791)
                                 --------    -------     ------     --------
      Net Assets                 $577,196    $64,157     $   --     $641,353
                                 ========    =======     ======     ========
Shares of beneficial interest
outstanding ($.001 par value;
unlimited number of shares
authorized):
  Class A Shares                       --         --         21(b)        21
  Class I Shares                   15,437         --      1,694(b)    17,131
  Premier Class Shares                 --      3,415     (3,415)(b)       --
  Investor Class Shares                --         43        (43)(b)       --
Net Asset Value:
  Class A Shares (and
    redemption price)                  --         --         --     $  37.39
  Class I Shares (and
    redemption price)            $  37.39         --         --     $  37.39
  Premier Class Shares (and
    redemption price)                  --    $ 18.55         --           --
  Investor Class Shares (and
    redemption price)                  --    $ 18.57         --           --
Class A Maximum Public
  Offering Price Per Share
  (net asset value per
  share/95.50%)                        --         --         --     $  39.15
                                 ========    =======     ======     ========
Cost of investments              $590,079    $64,880     $   --     $654,959
                                 ========    =======     ======     ========

(a) Reflects payment of amounts owed by the Distibutor prior to the Reorganization.
(b)  Represents the difference between total additional shares to be issued (see
     Note 2) and current Chase Income Fund shares outstanding.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND
                          WITHOUT VISTA REORGANIZATION
                  PRO FORMA COMBINING STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)

                                CHASE VISTA   CHASE
                                SELECT BOND   INCOME   PRO FORMA*   PRO FORMA
                                   FUND        FUND    ADJUSTMENTS  COMBINED
                                -----------  --------  -----------  ---------
INTEREST INCOME:                 $ 39,870    $ 4,215     $    --    $ 44,085
                                 --------    -------     -------    --------
EXPENSES:
  Investment advisory fees          1,829        330        (132)(a)    2,027
  Administration fees                 916         98          --       1,014
  Shareholder servicing fees          495         --       1,194(a)(d)    1,689
  Distribution fees                    --          1          --           1
  Custodian fees                      108         64         (51)(b)      121
  Printing and postage                 30         31         (10)(b)       51
  Professional fees                    49         32         (30)(b)       51
  Registration expenses                12         18         (10)(b)       20
  Transfer agent fees                  14         50         (26)(b)       38
  Trustees' fees                       30          2          --          32
  Other                                51         14          --          65
                                 --------    -------     -------    --------
      Total expenses                3,534        640         935       5,109
                                 --------    -------     -------    --------
  Less amounts waived               1,490        127        (566)(a)(e)
                                                             (36)(c)    1,015
  Less earnings credits                17         --          --          17
  Less expense reimbursements          --         18          --          18
                                 --------    -------     -------    --------
      Net expenses                  2,027        495       1,537       4,059
                                 --------    -------     -------    --------
      Net investment income        37,843      3,720      (1,537)     40,026
                                 --------    -------     -------    --------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized loss on:
    Investments                   (24,365)    (3,136)         --     (27,501)
    Futures transactions           (1,715)        --          --      (1,715)
  Change in net unrealized
    appreciation/depreciation
    of:
    Investments                   (12,499)      (815)         --     (13,314)
    Futures transactions              957         --          --         957
                                 --------    -------     -------    --------
  Net realized and unrealized
    loss on investments           (37,622)    (3,951)         --     (41,573)
                                 --------    -------     -------    --------
  Net decrease in net assets
    from operations              $    221    $  (231)    $(1,537)   $ (1,547)
                                 ========    =======     =======    ========

(a) Reflects adjustment to investment advisory fees, administration fees, shareholder servicing fees, distribution fees and/or related waivers based on the surviving Fund's revised fee schedule.
(b)  Reduction reflects the estimated benefit of combining operations.
(c) Reflects reduction of custody waivers consistent with estimated reduction of custody expenses.
(d) Chase Income Fund did not charge shareholder servicing fees during the twelve months ended April 30, 2000. Chase Vista Select Bond Fund did not charge shareholder servicing fees from the period May 1, 1999 to January 2, 2000.
(e) Waivers reflected in the historical statement amounts do not reflect current expense arrangements or waivers. During the twelve months ended April 30, 2000, Chase Vista Select Bond Fund waived substantial investment advisory fees and administration fees. Chase Income Fund waived substantial investment advisory fees. Those waivers have since been discontinued or significantly reduced.
* Reflects the annualization of increased fee levels introduced during the financial period shown.

                  See notes to pro forma financial statements.

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Portfolio Investments ("Pro Forma Statements") reflect the accounts of Chase Vista Select Bond Fund ("CVSBF"), Chase Vista Bond Fund ("CVBF") and Chase Income Fund ("CIF") as if the proposed reorganization occurred as of and for the twelve months ended April 30, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of CVBF ("Vista Reorganization") and CIF ("Chase Income Reorganization") in exchange for shares in CVSBF. The Pro Forma Statements reflect that shareholders of CVBF may approve the Reorganization while shareholders of CIF do not, and vice versa. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund which have been incorporated by reference in their respective Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST:

Immediately prior to the reorganization, existing shares of CVSBF would be renamed Institutional Class Shares and CVSBF would commence offering Class A Shares and Class B Shares. The net asset values per share for Class A and B Shares at the commencement of offering would be identical to the closing net asset value per share for the Institutional Class Shares immediately prior to the reorganization.

Under the proposed reorganization, each shareholder of CVBF and CIF would receive shares of CVSBF with a value equal to their holding in CVBF and CIF, respectively. Holders of Class A Shares in CVBF would receive Class A Shares in CVSBF, holders of Class B Shares in CVBF would receive Class B Shares in CVSBF and holders of Institutional Class Shares in CVBF would receive Institutional Class Shares in CVSBF. Holders of Investor Class Shares in CIF would receive Class A Shares in CVSBF and holders of Premier Class Shares in CIF would receive Institutional Class Shares in CVSBF. Therefore, as a result of the proposed reorganization, current shareholders of CVBF and CIF will become shareholders of CVSBF.

The pro forma net asset value per share assumes the issuance of additional shares of CVSBF which would have been issued on April 30, 2000 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the April 30, 2000 net assets of CVBF and CIF and the net asset values per share of CVSBF.

                                       A CLASS     B CLASS    INSTITUTIONAL
                                       SHARES       SHARES    CLASS SHARES
Additional Shares Issued                 823,633      97,245    2,214,841
Net Assets April 30, 2000 CVBF       $29,998,611  $3,636,953  $19,456,860
Net Assets April 30, 2000 CIF           $802,833          --  $63,354,705
Net Asset Value Per Share CVSBF           $37.39      $37.39       $37.39

                 CHASE VISTA SELECT BOND FUND/CHASE INCOME FUND

                                  (UNAUDITED)

                                          A CLASS   INSTITUTIONAL
WITHOUT VISTA REORGANIZATION               SHARES   CLASS SHARES
Additional Shares Issued                    21,471    1,694,401
Net Assets April 30, 2000 CIF             $802,833  $63,354,705
Net Asset Value Per Share CVSBF             $37.39       $37.39

                                       A CLASS     B CLASS    INSTITUTIONAL
WITHOUT CHASE INCOME REORGANIZATION    SHARES       SHARES    CLASS SHARES
Additional Shares Issued                 802,162      97,245      520,440
Net Assets April 30, 2000 CVBF       $29,998,611  $3,636,953  $19,456,860
Net Asset Value Per Share CVSBF           $37.39      $37.39       $37.39

3. PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for CVSBF at the combined level of average net assets for the twelve months ended April 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

     FORM N-14

     PART C - OTHER INFORMATION



     Item 15. Indemnification.

          ---------------

     Reference is hereby made to Article V of the Registrant's Declaration of Trust.

     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

     Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement;
(ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and


                                    Part C-1

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     Item 16. Exhibits.

          ---------------

     1     Declaration of Trust. (1)

     2     By-laws. (1)

     3     None

     4 Plan of Reorganization filed herewith as Appendix A to the Combined Prospectus/Proxy Statement.

     5     Declaration of Trust and By-laws. (1)

     6(a)  Form of Investment Advisory Agreement. (1)

     6(b) Form of Investment Sub-Advisory Agreement between The Chase Manhattan Bank and Chase Asset Management, Inc. (1)

     7     Distribution and Sub-Administration Agreement. (1)

     8(a)  Retirement Plan for Eligible Trustees. (2)

     8(b)  Deferred Compensation Plan for Eligible Trustees. (2)

     9     Form of Custodian Agreement. (1)

     10    None


                                    Part C-2

     11    None

     12 Opinion and Consent of Simpson Thacher & Bartlett as to Tax Consequences. (4)

     13(a) Form of Transfer Agency Agreement. (1)

     13(b) Form of Shareholder Servicing Agreement. (1)

     13(c) Form of Administration Agreement. (1)

     14    Consent of PricewaterhouseCoopers LLP. (3)

     15    None

     16    None

     17(a) Form of Proxy Card. (3)

     17(b) Prospectus for Chase Vista Select Bond Fund. (3)

     17(c) Prospectus for Chase Income Fund. (3)

     17(d) Statement of Additional Information of MFSG. (3)

     17(e) Statement of Additional Information of MFIT. (3)

     17(f) Annual Report to Shareholders of Chase Vista Select Bond Fund dated October 31, 1999. (3)

     17(g) Annual Report to Shareholders of Chase Income Fund dated December 31,
           1999. (3)

     17(h) Semi-Annual Report to Shareholders of Chase Vista Select Bond Fund dated April 30, 2000. (3)

     17(i) Semi-Annual Report to Shareholders of Chase Income Fund dated June
           30, 2000. (3)

     (1) Filed as an Exhibit to the Registration Statement on Form N-1A on October 2, 1996.

     (2) Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 15, 1996.


                                    Part C-3

     (3)   Filed herewith.

     (4)   To be filed by amendment.


     Item 17. Undertakings.

          ---------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1), above, will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                                    Part C-4

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and the State of New York, on the 25th day of October, 2000.



     MUTUAL FUND SELECT GROUP


     Registrant


     By: /s/ H. Richard Vartabedian
        ---------------------------------
        H. Richard Vartabedian
        President


     As required by the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                  *                                Chairman and Trustee                   October 25, 2000
--------------------------------------------
Fergus Reid, III

     /s/ H. Richard Vartabedian                    President and Trustee                  October 25, 2000
--------------------------------------------
H. Richard Vartabedian

                  *                                Trustee                                October 25, 2000
--------------------------------------------
William J. Armstrong

                  *                                Trustee                                October 25, 2000
--------------------------------------------
John R. H. Blum

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Stuart W. Cragin, Jr.

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Roland R. Eppley, Jr.

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Joseph J. Harkins



                  *                                Trustee                                October 25, 2000
--------------------------------------------
Sarah E. Jones

                  *                                Trustee                                October 25, 2000
--------------------------------------------
W.D. MacCallan

                  *                                Trustee                                October 25, 2000
--------------------------------------------
George E. McDavid

                  *                                Trustee                                October 25, 2000
--------------------------------------------
W. Perry Neff

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Leonard M. Spalding, Jr.

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Irv Thode

                  *                                Trustee                                October 25, 2000
--------------------------------------------
Richard E. Ten Haken


--------------------------------------------       Treasurer and                          October 25, 2000
Martin R. Dean                                     Principal Financial Officer

     /s/ H. Richard Vartabedian                    Attorney in Fact                       October 25, 2000
--------------------------------------------
H. Richard Vartabedian

                                    EXHIBITS

ITEM      DESCRIPTION

(14)      Consent of PricewaterhouseCoopers LLP.

(17) (a)  Form of Proxy Card.

     (b)  Prospectus for Chase Vista Select Bond Fund.

     (c)  Prospectus for Chase Income Fund.

     (d)  Statement of Additional Information of MFSG.

     (e)  Statement of Additional Information of MFIT.

     (f) Annual Report to Shareholders of Chase Vista Select Bond Fund dated October 31, 1999.

     (g) Annual Report to Shareholders of Chase Income Fund dated December 31, 1999.

     (h) Semi-Annual Report to Shareholders of Chase Vista Select Bond Fund dated April 30, 2000.

     (i) Semi-Annual Report to Shareholders of Chase Income Fund dated June 30, 2000.